As filed with the Securities and Exchange Commission on October 28, 2003

                      Registration Nos. 33-90358; 811-09000

                          U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 { X }

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. 10

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 {X}

                                Amendment No. 10

                        (Check appropriate box or boxes)

                                 OAK VALUE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (919) 419-1900


                               Larry D. Coats, Jr.
                       Oak Value Capital Management, Inc.
                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):


/  /  immediately  upon filing  pursuant to paragraph (b)
/ X / on November 1, 2003 pursuant to paragraph (b)
/  / 60 days after filing pursuant to paragraph (a) (1)
/  / on (date) pursuant to paragraph (a) (1)
/  / 75 days after filing pursuant to paragraph (a) (2)
/  / on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

                                NOVEMBER 1, 2003


                               [GRAPHIC OMITTED]
                                 OAK VALUE FUND

                          ---------------------------
                            PRIVACY POLICY ENCLOSED
                          ---------------------------

                              www.oakvaluefund.com

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


THE OAK VALUE FUND                                                      TABLE OF CONTENTS

                                                 RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------------------
Carefully review this important section,         Risk/Return Summary                    3
which  summarizes  the Fund's investment
strategies,  risks,  past   performance,         Performance Bar Chart                  5
and fees.
                                                 Fees and Expenses                      6

                                                 INVESTMENT GOAL, STRATEGIES AND RISKS
------------------------------------------------------------------------------------------
Review this section for more information         Main Investment Strategies             7
on investment strategies and their risks.
                                                 Additional Risks of Investing in
                                                  The Fund                              9

                                                 Other Informaiton about The Fund's
                                                  Investment Techniques and Policies    9
------------------------------------------------------------------------------------------
                                                 PRIVACY POLICY                        10
------------------------------------------------------------------------------------------
Review this section for information
on the Fund's privacy policy
------------------------------------------------------------------------------------------

                                                 FUND MANAGEMENT
------------------------------------------------------------------------------------------
Review  this  section for details on the         The Investment Adviser                11
people and organizations who oversee the
Fund.                                            Portfolio Managers                    11

                                                 Commonly Asked Questions About
                                                  Oak Value                            12

                                                 SHAREHOLDER INFORMATION
------------------------------------------------------------------------------------------
Review this  section for details on  how         Pricing of Fund Shares                13
shares are valued, how to purchase, sell
and exchange  shares,  related   charges         Purchasing and Adding to Your Shares  15
and    payments   of    dividends    and
distributions.                                   Selling Your Shares                   18

                                                 General Policies On Selling Shares    19

                                                 FINANCIAL HIGHTLIGHTS                 22
------------------------------------------------------------------------------------------

                                                 BACK COVER
------------------------------------------------------------------------------------------
                                                 Where to Learn More about The Fund

RISK/RETURN SUMMARY AND FUND EXPENSES                    [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                                         RISK/RETURN SUMMARY

                    The following is a summary of certain key information about the Oak Value Fund (the "Fund"). The risk/return summary and fund expenses describe the Fund's investment goal, main investment strategies, main investment risks and certain performance information under "Risk/Return Summary" and the Fund's expenses under "Fees and Expenses."

INVESTMENT GOAL     To seek capital appreciation.

MAIN INVESTMENT STRATEGIES
                    The Fund invests primarily in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets. In selecting investments for the Fund, Oak Value Capital
                    Management, Inc. ("Oak Value" or the "Adviser"), by performing fundamental research on individual companies, seeks to identify securities of companies whose intrinsic values are more than their market values. The Adviser considers several factors, including a company's competitive position in its industry, its earnings and cash flow, the value of a company's assets, the market prices of comparable businesses, and the quality of the company's management in assessing a company's intrinsic value. While the Fund's Adviser does not establish market capitalization targets for the portfolio, investors should expect the Fund to own small, medium and/or large capitalization stocks in the portfolio at any point in time. Once the Adviser has identified undervalued securities, the Fund will seek to hold them for the long-term and achieve long-term capital appreciation as the marketplace realizes the value of these companies over time.

MAIN INVESTMENT RISKS
                    The Fund may or may not achieve its goal. You could lose money on your investment in the Fund.

                    Other  risks  are:

                    MARKET RISK--This is the risk that the value of the Fund's investments, and therefore, the Fund's share price, will fluctuate as the stock market fluctuates and that prices overall may decline over short or longer-term periods.

RISK RETURN SUMMARY AND FUND EXPENSES                       [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                    SELECTION RISK--This risk is the possibility that the Adviser's investment strategies may not work as planned, that the intrinsic values of the securities selected may never be realized by the market and that the securities selected may underperform the market or other investments.

                    CAPITALIZATION RISK--To the extent the Fund invests in small-cap and mid-cap companies it may have capitalization risk. These companies' stocks may be more volatile than the overall market. In particular, these companies may have limited product lines, markets and financial resources and may be dependent on a relatively small management group. Their shares may trade less frequently and in limited volume, negatively affecting the share price and making them potentially more difficult to sell. For this reason, the Fund's returns may vary from the stock market generally.

WHO MAY WANT TO INVEST?
                    Consider  investing  in the Fund if you are:
                    o    Interested   in  adding  a  value   component  to  your
                         portfolio
                    o Willing to accept higher risks of investing in the stock market
                    o Seeking a long-term investment goal such as retirement, education, or wealth accumulation

                    This Fund will not be appropriate for anyone:

                    o    Seeking monthly income
                    o Pursuing a short term goal or investing emergency reserves
                    o    Seeking to avoid market fluctuation in share price

                    The Fund is not intended as a complete investment program.

RISK/RETURN SUMMARY AND FUND EXPENSES                   [GRAPHIC OMITTED]
--------------------------------------------------------------------------------


The bar chart and performance table shown on this page provide some indication of the risks and variability of investing in the Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the past nine years on a before-tax basis to demonstrate that the Fund's performance varied at different times. The table below it compares the Fund's average annual returns on a before-tax basis and an after-tax basis for certain time periods compared to the returns of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

-----------------------------
WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.



[GRAPHIC OMITTED]            PERFORMANCE BAR CHART
                          YEAR-BY YEAR TOTAL RETURNS1

     1994    1995    1996    1997    1998    1999    2000    2001    2002
     ----    ----    ----    ----    ----    ----    ----    ----    ----
    -1.54    28.89   28.99   37.70   18.93  -3.12    18.17  -0.47   -24.34

* For the period January 1, 2003 through September 30, 2003 the Fund's aggregate (non-annualized) total return was 19.68%.


Best quarter:          4th Qtr 1998           24.41%
Worst quarter:         3rd Qtr 1998          -18.64%

--------------------------------------------------------------------------------
                               PERFORMANCE TABLE
                          AVERAGE ANNUAL TOTAL RETURNS

                  (for the periods ending December 31, 2002)1
--------------------------------------------------------------------------------
                                                              Since Inception
                                  1 Year         5 Years     (January 18, 1993)
--------------------------------------------------------------------------------
Return-Before Taxes              -24.34%          0.50%            10.98%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions                 -24.65%          0.03%            10.04%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions
and Sale of Shares               -14.58%          0.39%             8.98%
--------------------------------------------------------------------------------
S&P 500 Index                    -22.10%         -0.58%             9.30%
--------------------------------------------------------------------------------

The table assumes shareholders redeem all their Fund shares at the end of the period indicated. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

----------------------
1 Both the bar chart and the performance table assume reinvestment of dividends and distributions.

RISK/RETURN SUMMARY AND FUND EXPENSES                   [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                                        FEES AND EXPENSES

                  SHAREHOLDER TRANSACTION  EXPENSES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)           None
                  --------------------------------------------------------------
                  ANNUAL FUND OPERATING  EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                  Advisory Fee                                        0.90%
                  --------------------------------------------------------------

                  12b-1 Fees                                           None
                  --------------------------------------------------------------
                  Other Expenses                                      0.46%
                  --------------------------------------------------------------
                  Total Annual Fund Operating Expenses                1.36%
                  --------------------------------------------------------------


This table describes the fees and expenses that you may pay if you buy and hold Fund shares. The expenses shown are based on those incurred in the fiscal year ended June 30, 2003. Actual expenses may be more or less than those shown.

EXPENSE EXAMPLE
Use this Example to compare fees and expenses with those of other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 investment
o    5% annual return o Redemption at the end of each period
o    No changes in the Fund's operating expenses
o    Reinvestment of all dividends and distributions


Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                       1           3         5          10
                      Year       Years     Years       Years
                      $138       $431       $745       $1,635
                  --------------------------------------------------------------

INVESTMENT GOAL, STRATEGIES AND RISKS                   [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE INVESTING:
The VALUE PHILOSOPHY that the Adviser seeks to follow rests on the principle that the market is not always priced efficiently. VALUE INVESTING is predicated on the ability to find undervalued securities.

The Adviser views growth and value as two sides of the same coin. In this context, value investing is simply buying growth at a discount. The value side of the coin represents the price that an investor is willing to pay for a particular security. That price should be at a sufficient discount to provide a margin of safety and thereby have a high probability of capital preservation. The concept of a MARGIN OF SAFETY is pivotal to the successful implementation of value investing. The entire premise of value investing rests on the manager's ability to exercise judgment with discipline regarding the purchase price of a security. A margin of safety refers to the difference between the investor's calculation of intrinsic value and the price at which the security is trading in the market. There is a given margin of safety at one price level and a diminished margin of safety at a higher price level. In other words, as the price of a security approaches the investor's calculation of value, the margin of safety declines. Many managers can identify a good business, but the successful value manager can analyze the price at which that security falls into the purchase category. The concept of a margin of safety is applicable to the purchase of common stocks, preferred stock or fixed-income instruments.

The other side of the coin is the GROWTH ASPECT of that particular security. A company that possesses the potential to grow through business expansion over time represents the ability to buy a future stream of income that will be reflected in its future stock price. Paying a reasonable price, with a sufficient margin of safety, in an enterprise that can grow is essential to long-term value investing.

--------------------------------------------------------------------------------

INVESTMENT GOAL
The Fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES
The Fund's portfolio will be comprised primarily of common stocks, convertible preferred stocks and preferred stocks traded on domestic and foreign securities exchanges or on the over-the-counter markets. Securities selected are those securities that, in the opinion of the Adviser, are priced at a discount to intrinsic value.

The Adviser selects securities based upon the Adviser's view of the intrinsic value of the issuer and its equity securities relative to the market price. A few of the characteristics that may indicate unrecognized intrinsic value are that the shares sell at a:

o Substantial discount from a price at which the securities of comparable businesses have been sold in arms' length transactions between parties judged to be competent business persons;

o Substantial discount to the value of the business determined by cash flow analysis (discounted cash flow) and qualitative characteristics such as the company's position relative to its customers, suppliers, competitors and substitute products; or

o Substantial discount from asset value which is based on the sum of the company's parts including consideration of hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises, less the present value of its liabilities.

Other factors considered desirable by the Adviser in selecting potential investments include:

o Indications of a shareholder-oriented management--The Adviser believes that if management has a vested ownership interest in the company's success, it is more likely that the interests of shareholders and management

INVESTMENT GOAL, STRATEGIES AND RISKS                   [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOTTOM-UP INVESTMENT PROCESS:
FUNDAMENTAL RESEARCH is the foundation on which value investing rests. Most value proponents use a BOTTOM-UP APPROACH (focusing on specific companies rather than the overall market level or industry sectors) to find the companies meeting their criteria. The integrity of the analytical approach is important to the value investor because it provides demonstrated evidence of the value of a company relative to its current stock price. No matter how good the story or how great the management, the INTRINSIC value of a company lies solely with the present value of the future cash flow available after capital spending and taxes.

An important requirement for most value investors is that they understand the business they are trying to value. The preference for simple businesses, without undue complication and technological change, allows the investor to develop a complete understanding of the future prospects of the company. Since the value investor begins with the premise that the current market price is no indication of the true worth of a business, the value investor analyzes the company's reports and other public information to develop his own opinion of intrinsic value. THE PURCHASE DECISION RESTS ON THE ABILITY TO BUY THAT SECURITY WITH A GREAT ENOUGH MARGIN OF SAFETY TO ENSURE SAFETY OF PRINCIPAL AND AN ADEQUATE RETURN.

The second premise of the value investor is that the STOCK PRICES WILL FLUCTUATE OVER TIME BUT THAT, OVER THE LONG TERM, MARKET PRICE WILL MOVE TOWARDS INTRINSIC VALUE. The margin of safety should expand as the intrinsic value of the business increases. In a growing enterprise the investor is not forced to wait for a catalyst to unlock the hidden value (takeovers, mergers, liquidation, etc.). A GOOD BUSINESS WILL EXHIBIT STRONG CASH FLOW GENERATION, SIGNIFICANT BARRIERS TO COMPETITION, AND MODERATE OR LOW REQUIREMENTS FOR CAPITAL REINVESTMENT.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES - CONTINUED

will coincide, and the company will therefore be managed for the benefit of all shareholders. Ownership of a substantial equity position could be evidence of a shareholder-oriented management;

o Evidence of financial strength--The most attractive companies have solid financial foundations, such as a consistent generation of free cash flow, a strong balance sheet, and a high return on capital;

o Cash flow generation--The company should exhibit a sufficient cash flow to fund its internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings;

o Pricing flexibility--The company should have the ability to raise prices independent of competitive forces;

o Dominant position in the market--The company should exhibit an ability to control its own destiny;

o Franchise position--The company should have a strong market share, or significant niche in its market;

o Competitive barriers to entry--The company should be in an industry which does not allow easy competition, to ensure against wide swings in earnings as a result of unexpected competitors; and

o Reinvestment ability--The company has the ability to reinvest its earnings at a high rate of return.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Adviser believes that:

o The anticipated price appreciation has been achieved or is no longer probable;

o    Alternate  investments  offer  superior  total  return  prospects;  or

o    A fundamental change has occurred in the company or its market.

INVESTMENT GOAL, STRATEGIES AND RISKS                   [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ADDITIONAL RISKS OF INVESTING IN THE FUND
FOREIGN  INVESTMENT  RISK--Although  the Fund is not  limited  in the  amount of foreign securities it may acquire, it is presently expected that the Fund will not invest in excess of 10% of its assets (measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

OTHER INFORMATION ABOUT THE FUND'S INVESTMENT  TECHNIQUES AND POLICIES

CHANGE IN POLICY--The Trustees may change any policy not specifically described as fundamental in this prospectus or in the Fund's Statement of Additional Information ("SAI") without a shareholder vote.

TEMPORARY DEFENSIVE POSITION--Although it is not anticipated to happen, the Fund is permitted for temporary defensive purposes in response to adverse market or other conditions, to make short-term investments, or hold substantial cash reserves. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

================================================================================
NOTICE OF PRIVACY POLICY     [GRAPHIC OMITTED]

This privacy policy applies to the Oak Value Fund ("Fund" or "we"). The Fund recognizes the importance of protecting your nonpublic personal information ("personal information") and is committed to maintaining the privacy and confidentiality of that information. We may change this privacy policy at any time on notice to you.

WHAT TYPES OF PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect personal information about you from a variety of sources. When you sign up for our e-mail list or contact us through the Fund's web site, we will ask you to provide us with your name, phone number and e-mail address. In addition, we will request that you indicate whether you are a current or prospective shareholder of the Fund. When you request a new account kit through the Fund's web site, we will also ask you for your mailing address. This personal information will be added to our mailing list enabling you to receive future paper and/or electronic communications about the Fund. If you do not wish to receive these communications, you will have an opportunity to decline this option on the request new account kit form under "special requests." We do not use "cookies" to identify or track users of the Fund's web site.

We may collect additional personal information that we receive from you such as information provided on applications, information that you supply to us during the account opening process or after you become a shareholder and any correspondence or communications that you have with the Fund or its service providers. We also will have access to information about your account history, including your transactions and account balances.

HOW DOES THE FUND USE THE PERSONAL INFORMATION THAT IT COLLECTS AND WITH WHOM DOES IT SHARE INFORMATION?

The Fund does not sell personal information that is collected from customers. We use all of the personal information that we collect (as described above) to provide you with the products and services that you request and to fulfill legal and regulatory requirements. We may share your personal information with affiliated and unaffiliated third parties that provide services to, or on behalf of, the Fund, including third parties that assist us in servicing your account and offering and providing various products and services to you. The Fund may, among other things, disclose or report personal information in certain circumstances where we believe disclosure is required under law, to cooperate with regulators or law enforcement authorities and to protect our rights or property. We also may share personal information with your designated agent or other parties that you authorize. The Fund does not disclose any personal information about customers or former customers to anyone, except as permitted by law.

Although we do not currently have any arrangements in place, the Fund reserves the right to disclose all of the personal information that we collect (as described above) to other financial institutions with whom we may, from time to time, establish joint marketing arrangements. Any such joint marketer will be required to agree to maintain the confidentiality of your personal information.

Nothing in this privacy policy is intended to interfere with the ability of the Fund to transfer all or part of its business and/or assets to an affiliated or unaffiliated third party at any time, for any purpose, without any limitation whatsoever.

HOW IS MY PERSONAL INFORMATION PROTECTED?

We will limit access to your personal information to those persons that need the information to service your account or to offer and provide products and services to you and the Fund. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

WHO SHOULD I CONTACT IF I WANT MORE INFORMATION ABOUT THIS PRIVACY POLICY?

Please let us know if we can answer any questions you may have regarding our privacy policy. You may contact us via e-mail at info@oakvalue.com or by telephone at (800) 680-4199.

================================================================================

FUND MANAGEMENT                                            [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

THE  INVESTMENT   ADVISER

Oak Value Capital Management, Inc., 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707 is the investment adviser for the Fund. The predecessor firm to the Adviser was founded in May 1986. Oak Value provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. For these advisory services during the fiscal year ended June 30, 2003, the Fund paid Oak Value a fee equal to .90% of the Fund's average net assets.


In addition to acting as Adviser to the Fund, Oak Value also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. Overall investment strategies are determined by Oak Value's Investment Committee. Oak Value's portfolio managers implement these strategies for specific portfolios based on the needs and requirements of each account.

PORTFOLIO  MANAGERS

David R. Carr, Jr., Chairman and Chief Investment Officer of the Adviser,  Larry
D. Coats, Jr., Chief Executive Officer and President of the Adviser, and Matthew
F. Sauer, Senior Vice President and Director of Research of the Adviser, are responsible for the day-to-day management of the Fund's portfolio and each serves on Oak Value's Investment Committee. Mr. Carr acted as manager of the Fund since its inception from 1993 to 1995 and has acted as co-manager since 1995. Mr. Carr has a degree in Business Administration with a concentration in Accounting from the University of North Carolina in Chapel Hill, as well as a Juris Doctor degree from the Law School at the University of North Carolina in Chapel Hill. Mr. Coats joined the Adviser in 1994 and was named a co-manager of the Fund in July 2003. Mr. Coats has a Bachelor of Science degree and a Masters of Business Administration from the University of South Carolina. Mr. Sauer joined the Adviser in 1992 and was named a co-manager of the Fund in July 2003. Mr. Sauer has a Bachelor of Science degree from Lawrence Technological
University and a Masters of Business Administration from Duke University. Messrs. Carr, Coats and Sauer have studied and applied value investing techniques and use the same value-oriented philosophy to manage the Fund as they use to manage the Adviser's other accounts.


The late George W. Brumley, III, who co-founded the Adviser with Mr. Carr, served as co-portfolio manager of the Fund until his death in July 2003. Mr. Brumley was Chairman and Chief Executive Officer of Oak Value.

The STATEMENT OF ADDITIONAL INFORMATION has more detailed information about the Adviser and other service providers.

FUND MANAGEMENT                                         [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

COMMONLY ASKED QUESTIONS ABOUT OAK VALUE

OAK VALUE IS A VALUE MANAGER USING A BOTTOM-UP INVESTMENT PROCESS. HOW DOES OAK VALUE DEFINE VALUE?

Oak Value's philosophy is strongly influenced by the teachings of Benjamin Graham and Warren Buffett. Half a century ago, Graham introduced the principles which have become the foundation for many successful value investors: (1) OWN EQUITIES; (2) VIEW THEM AS BUSINESSES; (3) ALWAYS REQUIRE A MARGIN OF SAFETY; AND (4) MAINTAIN THE APPROPRIATE PERSPECTIVE ON THE MARKET. These principles have maintained their validity, but their application has varied from one value investor to the next. Oak Value looks for companies that produce predictable, growing excess cash flow and that have managements which have demonstrated their ability to redeploy that capital for the long-term benefit of shareholders. Further, Oak Value believes that the market is not a perfect reflection of a company's value, but merely an auction clearinghouse subject to emotional swings by its participants. Oak Value defines this philosophy as investing in GOOD BUSINESSES WITH GOOD MANAGEMENT AT ATTRACTIVE PRICES.

HOW DOES OAK VALUE DETERMINE THE INTRINSIC VALUE OF A COMPANY?

Oak Value believes the true intrinsic value of a business is based on the present value of the future cash flows the company can generate. Oak Value's work is focused on fine tuning the inputs into its valuation equation. The first step is to determine whether a specific company is a business Oak Value would like to own based on the economics and competitive characteristics of the industry and the company's positioning within the industry. Further qualitative analysis is given to the company's position relative to its customers, suppliers, competitors and substitute products. This qualitative analysis serves a very important role in the determination of the inputs into the quantitative analysis. Oak Value's focus on this broader approach to research and analysis is driven by the belief that a business must be understood before it can be valued.

HOW IMPORTANT ARE COMPANY VISITS?

Because Oak Value views equities as businesses, not pieces of paper, company visits are critical to the investment process. Oak Value typically conducts meetings with the companies in which Oak Value has holdings as well as many of those companies' customers, suppliers and competitors. Oak Value believes the company meetings are crucial to the investment process and to the long-term performance of its clients' investments.

WHAT IS OAK VALUE'S SELL DISCIPLINE?

It is often just as difficult to sell a business as it is to buy a business. Oak Value typically sells businesses for one of three reasons:

o    A price target is met on a relative or absolute basis.

o Oak Value has identified a better opportunity with a greater margin of safety.

o    There is a change in the fundamentals of the business.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES                                    [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

HOW NAV IS CALCULATED
The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

          NAV =
Total Assets - Liabilities
--------------------------
    Number of Shares
      Outstanding

You can find the Fund's NAV daily in THE WALL STREET JOURNAL and other newspapers under:

OAK VALUE
Ticker Symbol:  OAKVX
--------------------------------------------------------------------------------

Per share net asset value ("NAV") for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time. Shares are not priced on days the NYSE is closed for trading (i.e., weekends and certain holidays).

Your order for purchase or sale of shares is priced at the next NAV calculated after it is received in good order by the Fund. This is what is known as the offering price.

The Fund's investments and other assets are valued daily at their current market value, unless market quotations are not available, in which case securities will be valued in good faith at fair value under procedures approved by the Fund's Trustees.

AUTOMATED TELEPHONE SERVICES:

The Fund Voice Response System (1-800-622-2474) is your hotline to account balance, performance and price information on your Fund Account. This 24-hour-a-day service is available through your touch-tone telephone. Shareholder Service Representatives are available to answer any questions between the hours of 8:30 a.m. - 5:30 p.m. Eastern Time.


WEBSITE--WWW.OAKVALUEFUND.COM
The Oak Value Fund website offers the following sections:

o About Oak Value--Learn more about Fund philosophy, history, and investment approach

o    Latest & Greatest--Recent publications and press on the Oak Value Fund

o    Facts--Performance, distribution information, fact sheets and more

o    How to Invest--Request or download a prospectus, applications, and reports

o E-mail List--When we release updated information (e.g., periodic shareholder communications, research pieces, factual information about the Fund, prospectus updates, etc.), we make that information available in hard copy form and simultaneously post it on our website. These notifications can be sent to you via e-mail by completing the form on the "Mailing List" section of the site.

SHAREHOLDER INFORMATION                                  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
CONFIRMATIONS, STATEMENTS, AND SHAREHOLDER REPORTS
Each time you purchase or redeem shares, you will receive a confirmation of the transaction. At the end of the calendar quarter, you will receive a statement that will include complete information on activity in your account during that quarter. At the end of each year your statement will include detailed information on all transactions for that year. You should save the year-end statement for tax purposes. In addition, the Fund provides shareholder reports for the periods ending June 30 (audited) and December 31 (unaudited) in printed form to each shareholder. These reports are also available via the website (www.oakvaluefund.com). Interim quarterly manager commentary reports are also available upon request and are posted each quarter to the website.

You may receive e-mail notifications of these report postings as well as other publications (e.g., periodic shareholder communications, research pieces, factual information about the Fund, prospectus updates, etc.) by filling in the form on the "Mailing List" section of the Oak Value Fund website. Notifications of these postings do not replace the hard copy regulatory material that you will receive via U.S. postal mail.

AUTOMATIC  INVESTMENT PLAN
You can make automatic investments in the Fund from your bank account. See page 17 for more information.

AUTOMATIC  WITHDRAWAL  PLAN
If you own $10,000 or more of a Fund's shares, you may redeem a fixed sum ($100 or more) from your account on a regular basis. Shares will be redeemed automatically at NAV to make the withdrawal payments. See page 19 for more information.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)
If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. Traditional IRA, Roth IRA, Coverdell IRA and SIMPLE IRA Plans are available to shareholders.

SHAREHOLDER INFORMATION                                  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares directly from the Fund or through accounts with broker-dealers or other financial intermediaries. These intermediaries may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.** If you purchase shares through a broker-dealer or other financial intermediary, the intermediary may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

                                                MINIMUM INVESTMENT
ACCOUNT TYPE                               INITIAL*         SUBSEQUENT*

Regular Account                             $2,500             $100
--------------------------------------------------------------------------------
Retirement Plan Account                     $1,000             $100
--------------------------------------------------------------------------------
Automatic Investment Plan                   $2,500             $100
--------------------------------------------------------------------------------
All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party, credit card convenience or foreign checks are not accepted.

The Fund may waive its minimum purchase requirement and may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.


Excessive, short-term trading practices may disrupt portfolio management strategies, harm Fund performance and increase expenses. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject purchase orders from investors that have a history of abusive trading or whose trading has been or may be disruptive to the Fund. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution.


* The minimum initial and subsequent amounts do not apply to accounts of the Trustees, officers, employees of the Fund or certain related parties.

** Certain broker-dealers and other financial intermediaries are authorized to accept purchase and redemption requests for Fund shares and may also designate other organizations to act in this capacity. Purchase and redemption requests are normally executed at the NAV next determined after the intermediary receives the request in good order. These broker-dealers and other financial intermediaries may charge you transaction fees on purchases of Fund shares and may impose other charges, restrictions or account options that differ from those applicable to shareholders who purchase shares directly from the Fund. These intermediaries may be the shareholders of record for your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the intermediaries carry out their obligations to their customers.

SHAREHOLDER INFORMATION                                  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                PURCHASING AND ADDING TO YOUR SHARES - CONTINUED

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

If purchasing through a broker-dealer or other financial intermediary, ask your investment representative for purchase procedures. For all other purchases, follow the instructions below.

--------------------------------------------------------------------------------
BY MAIL        Initial Investment:

               1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

               2. Make check, bank draft or money order payable to "The Oak Value Fund."

               3. Mail to: The Oak Value Fund, P.O. Box 46707, Cincinnati, OH 45246-0707


               Subsequent Investment

               1. Use the investment slip attached to your account statement, or, if unavailable,

               2.   Include the following information:

               o    The Oak Value Fund           o    Account name

               o    Amount invested              o    Account number

                    Include your account number on your check.


               3. Mail to: The Oak Value Fund, P.O. Box 46707, Cincinnati, OH 45246-0707
--------------------------------------------------------------------------------
BY OVERNIGHT SERVICE
               See instructions 1-2 above for subsequent investments, and send to: The Oak Value Fund, c/o Ultimus Fund Solutions, 135 Merchant
               Street,   Suite  230,   Cincinnati,   OH  45246.

--------------------------------------------------------------------------------
ELECTRONIC PURCHASES
               Your  financial  institution  must  participate  in the Automated
NOTE: YOUR     Clearing House (ACH) and must be a United States bank.
FINANCIAL
INSTITUTION Select the electronic purchase option on your account application MAY CHARGE or call 1-800-622-2474. Your account can generally be set up for
A FEE FOR      electronic  purchases  within 10 business  days.
THIS SERVICE.
--------------------------------------------------------------------------------
BY WIRE TRANSFER
               For  initial  and  subsequent  investments:
NOTE: YOUR
FINANCIAL      Call  the  Fund  at   1-800-622-2474   to  obtain  the  necessary
INSTITUTION    information  to  instruct  your  financial  institution  to  wire
MAY CHARGE     transfer your investment.
A  WIRE
TRANSFER FEE.
--------------------------------------------------------------------------------

================================================================================
ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within two or three days but may take up to eight business days to clear.
================================================================================

SHAREHOLDER INFORMATION                                  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------



                                PURCHASING AND ADDING TO YOUR SHARES - CONTINUED


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o    Social  security  number,   taxpayer   identification   number,   or  other
     identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.


AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account. Automatic investments can be as little as $100, once you've invested the minimum initial amount required to open the account. To invest regularly from your bank account:

o Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

o    Your bank name, address and account number and ABA routing number

o    The amount you wish to invest automatically (minimum $100)

o How often you want to invest (monthly on the 15th or the last business day of the month, or both)

o    Attach a voided personal check.

SHAREHOLDER INFORMATION                                  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

SELLING YOUR SHARES
You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in good order by the Fund. We reserve the right to delay sending out your proceeds for up to seven days (this generally only applies to very large sales without notice, excessive trading, or during unusual market conditions).
--------------------------------------------------------------------------------
WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
--------------------------------------------------------------------------------
INSTRUCTIONS FOR SELLING SHARES If selling your shares through a broker-dealer or other financial intermediary, ask your investment representative for redemption procedures. Your financial intermediary may have transaction minimums and/or transaction times, which will affect your redemption. For all other sales transactions, follow the instructions below.

The request must be received by the Fund before the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, to receive that day's NAV.

-----------------------------------------------------------------------------------------------
BY TELEPHONE             Call 1-800-622-2474 with  instructions  on  how you  wish to
(UNLESS YOU HAVE         receive   your  funds  (mail,  wire,  electronic  transfer).
DECLINED TELEPHONE       (See   "General   Policies   on   Selling Shares--Verifying
SALES PRIVILEGES)        Telephone  Redemptions"  below)
-----------------------------------------------------------------------------------------------
BY MAIL                  1.   Call  1-800-622-2474  to request  redemption  forms (if
(See "General Policies        your  account is an IRA or another  form of  retirement
on Selling Shares -           plan) or write a letter of instruction indicating:
Redemptions in Writing
Required" below)              o    Fund name,  account number,  social security number and
                                   account registration
                              o    amount you wish to redeem
                              o    address where your check should be sent
                              o    account owner(s) signature

                         2.   Mail to:                  The Oak Value Fund
                                                        P.O.  Box  46707
                                                        Cincinnati,  OH  45246-0707
-----------------------------------------------------------------------------------------------
BY OVERNIGHT SERVICE     See instruction 1 above,       The Oak Value Fund
(See "General Policies   and Send to:                   c/o Ultimus Fund Solutions
on Selling Share-                                       135 Merchant Street, Suite 230
Redemptions in Writing                                  Cincinnati, OH 45246
Required" below)

-----------------------------------------------------------------------------------------------
ELECTRONIC REDEMPTIONS   Your financial institution  must participate in the Automated Clearing
NOTE: YOUR FINANCIAL     House (ACH) and must be a United States bank.
INSTITUTION MAY CHARGE
A FEE FOR THIS SERVICE.  Call 1-800-622-2474 to request an electronic redemption.  If  you call by 4 p.m.  Eastern  time,  the  NAV of  your shares will  normally  be determined on the same day.
-----------------------------------------------------------------------------------------------
WIRE TRANSFER            Call 1-800-622-2474 to request a wire transfer.  If you call by 4 p.m.
(you must elect this     Eastern time, your  proceeds will normally  be wired to your financial
option on your           institution on the next business day.
application)
NOTE: YOUR FINANCIAL
INSTITUTION MAY CHARGE A
WIRE TRANSFER FEE.
-----------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                                 SELLING YOUR SHARES - CONTINUED
AUTOMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100.

To activate this feature:


o Send a written request to Oak Value Fund, P.O. Box 45246, Cincinnati, OH 45246-0707, or call 1-800-622-2474.


o    Your  account  must have a value of $10,000  or more to start  withdrawals.

GENERAL  POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED

Each of the following situations requires that you request redemption in writing and provide a SIGNATURE GUARANTEE1:

o    Redemptions over $50,000

o Your account address has changed via telephonic or faxed request within the last 30 days

o    The check is not being mailed to the address on your account

o    The check is not being made payable to the owner(s) of the account

o The redemption proceeds are being transferred to another Fund account with a different registration

o The redemption proceeds are being wired to a bank account other than the account designated on your application.

-------------------------------------------------
1 A signature guarantee is a certification of your signature. The Oak Value Fund requires that you include a signature guarantee with certain types of correspondence to us. This protects your account by ensuring that the signature on the instruction is authentic. Before signing a letter to us, take it to your local bank, broker-dealer, or credit union, or member of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). They will verify your identity, witness your signature, stamp the letter and sign their name and title. (Please note that this is different from a notary public's stamp.)
Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to ensure that telephone redemptions are only made by authorized persons. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders which are not detected by the use of reasonable precautions.

SHAREHOLDER INFORMATION                                  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                  GENERAL POLICIES ON SELLING SHARES - CONTINUED

REDEMPTIONS WITHIN 10 BUSINESS DAYS OF INITIAL INVESTMENT
When you have made your initial or subsequent investments by check or ACH, proceeds of your redemption will be delayed until the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares via a federal funds wire.

REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind," for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

CLOSING OR EXCHANGE OF SMALL  ACCOUNTS
If your account falls below $1,000 as a result of redemptions, the Fund may ask you to increase your balance. If it is still below $1,000 two months after the request, the Fund may close your account and send you the proceeds.

UNDELIVERABLE  REDEMPTION  CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date.

SHAREHOLDER INFORMATION                                  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------


DIVIDENDS,  DISTRIBUTIONS  AND  TAXES
Any income the Fund receives is paid out semi-annually, less expenses, to its shareholders as dividends. Any net capital gains for the Fund are distributed at least annually. There is no fixed dividend rate and there can be no assurance as to payment of any dividends or the realization of any gains.

You can choose from three distribution options:

o    Reinvest all distributions in additional Fund shares

o Receive dividends from net investment income in cash while reinvesting capital gains distributions in Fund shares

o    Receive all distributions in cash

All dividends and distributions will be automatically reinvested at net asset value unless you request otherwise.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

Distributions of net capital gains are generally taxable as long-term capital gains. Income dividends and distributions of short-term capital gains, if any, will be generally taxable as ordinary income, except that income dividends that qualify as qualified dividend income are taxable at net capital gains rates. Taxes on capital gains by the Fund will vary with the length of time the Fund has held the security--NOT how long you have had your money invested in the Fund.

Dividends are taxable in the year in which they are declared, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.


A redemption of your shares in the Fund is a taxable event on which you may realize a gain or loss.


If you are investing in the Fund through a traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
AVOID TAX WITHHOLDING
The Fund is required to withhold a percentage, at the applicable withholding rate, of taxable dividends and capital gains distributions paid to shareholders who have not provided the Fund with their Taxpayer Identification Number and certain certifications. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended June 30, 2003 and 2002 has been audited by Deloitte and Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Information for the years ended prior to June 30, 2002 was audited by another auditor.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEAR            YEAR            YEAR           YEAR             YEAR
                                        ENDED           ENDED           ENDED          ENDED            ENDED
                                        JUNE 30,       JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                         2003            2002            2001           2000             1999
                                       -------         -------         -------         -------         -------
Net asset value beginning
 of year                            $   24.92       $   30.74       $   25.13       $   27.96       $   27.04
                                    ---------       ---------       ---------       ---------       ---------

Income from investment
 operations:
Net investment income (loss)            (0.07)          (0.10)          (0.03)           0.11            0.07
Net realized and unrealized
 gains (losses) on investments           0.73           (5.05)           5.88           (1.48)           1.76
                                    ---------       ---------       ---------       ---------       ---------
Total from investment
 operations                              0.66           (5.15)           5.85           (1.37)           1.83
                                    ---------       ---------       ---------       ---------       ---------
Less distributions:
From net investment income               --              --              --             (0.11)          (0.07)
From net realized gains
 from security transactions              --             (0.67)          (0.24)          (1.30)          (0.81)
In excess of net realized gains          --              --              --             (0.05)          (0.03)
                                    ---------       ---------       ---------       ---------       ---------
Total distributions                      --             (0.67)          (0.24)          (1.46)          (0.91)
                                    ---------       ---------       ---------       ---------       ---------

Net asset value at end of year      $   25.58       $   24.92       $   30.74       $   25.13       $   27.96
                                    =========       =========       =========       =========       =========
Total return                             2.65%         (16.81%)         23.32%          (7.91%)          6.80%
                                    =========       =========       =========       =========       =========
Net assets at end of
 year (000's)                     $   272,582     $   279,736     $   346,405     $   280,833     $   624,773
                                    =========       =========       =========       =========       =========
Ratio of expenses to
 average net assets(a)                   1.36%           1.23%           1.22%           1.13%           1.10%
Ratio of net investment
 income (loss) to average
 net assets                             (0.33%)         (0.36%)         (0.12%)          0.28%           0.27%
Portfolio turnover rate                    28%             63%             52%             22%             38%


-------------------------------------
(a) Absent the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23% and 1.14% for the years ended June 30, 2002, June 30, 2001 and June 30, 2000, respectively.

FOR MORE INFORMATION
For more information about the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS:
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS AND THE
SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE
OAK VALUE FUND BY CONTACTING A PARTICIPATING FINANCIAL INSTITUTION THAT
SELLS THE FUND, OR BY CONTACTING:


                               THE OAK VALUE FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707
                           TELEPHONE: 1-800-622-2474
                          HTTP://WWW.OAKVALUEFUND.COM


--------------------------------------------------------------------------------

You can review and copy the Fund's Annual and Semi-Annual Reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.
o    Free   from  the   EDGAR   database   on  the   Commission's   Website   at
     http://www.sec.gov.


(Investment Company Act file no. 811-9000)

OAK  VALUE  TRUST

INVESTMENT  ADVISER
Oak  Value  Capital Management, Inc.
University Tower
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

BOARD OF TRUSTEES

C. Russell Bryan
John M. Day
Joseph T. Jordan, Jr.
Charles T. Manatt, Esq.
Matthew F. Sauer


INDEPENDENT AUDITORS
Deloitte & Touche LLP
155 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

TRANSFER AGENT
Ulitimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707



                                       -----------------------------------------
TICKER SYMBOL:  OAKVX                   QUESTIONS?
                                        CALL 1-800-622-2474

                                        (8:30 A.M. - 5:30 P.M. EASTERN TIME)

                                        OR CONTACT YOUR INVESTMENT
                                        REPRESENTATIVE.
                                       -----------------------------------------

NO SALES CHARGES
NO REDEMPTION FEES
NO 12B-1 FEES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OAK VALUE FUND

                                November 1, 2003

                                   A series of
                                 OAK VALUE TRUST

                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707

                            Telephone 1-800-622-2474


                                TABLE OF CONTENTS



FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS ....................     2

INVESTMENT LIMITATIONS ...............................................     6
TRUSTEES AND OFFICERS ................................................     8
CODE OF ETHICS .......................................................    13
INVESTMENT ADVISER ...................................................    13
ADMINISTRATOR ........................................................    14
DISTRIBUTOR ..........................................................    15
OTHER SERVICE PROVIDERS ..............................................    15
OTHER FUND COSTS .....................................................    16
PORTFOLIO TRANSACTIONS AND BROKERAGE .................................    16
SPECIAL SHAREHOLDER SERVICES .........................................    18
PURCHASE OF SHARES ...................................................    19
REDEMPTION OF SHARES .................................................    20
NET ASSET VALUE DETERMINATION ........................................    20
ADDITIONAL TAX INFORMATION ...........................................    21
GENERAL INFORMATION ABOUT THE TRUST ..................................    22
CALCULATION OF PERFORMANCE DATA ......................................    24
FINANCIAL STATEMENTS AND REPORTS .....................................    27
DESCRIPTION OF BOND RATINGS (APPENDIX A) .............................    28

PROXY VOTING POLICIES AND PROCEDURES (APPENDIX B) ....................    31


     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Oak Value Fund dated November 1, 2003. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained by contacting the Fund at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

     The Oak Value Fund (the "Fund") is a no-load, diversified series of Oak Value Trust, a registered open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to seek capital appreciation, and this objective cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. The investment objective and policies of the Fund, including the Fund's main investment strategies, are further described in the Prospectus. The Fund is not managed to limit or control the effect of taxes on performance. However, in deciding what securities to buy or sell for the Fund, Oak Value Capital Management, Inc. may consider the income tax implications of those decisions on Fund shareholders.

     The following discussion supplements that found in the Prospectus and contains more detailed information about certain instruments in which the Fund may invest and a summary of related risks. Certain capitalized terms used in this SAI are defined in the Prospectus.

ADDITIONAL PERMITTED INVESTMENTS

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments and money market fund shares may be purchased for temporary defensive purposes, in an amount up to 100% of the Fund's assets (provided that the investment in money market fund shares does not exceed the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act")), when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. In addition, money market instruments and money market fund shares will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (defined below) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand Master Notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

     BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers'Acceptance, therefore, carries the full faith and credit of such bank.

     A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

     COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.


     The Fund may invest in MONEY MARKET FUND SHARES within the limits prescribed by the 1940 Act. As a shareholder of a money market fund, the Fund will bear its pro rata portion of the expenses of such money market fund, including advisory fees. These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S.
Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

     FOREIGN SECURITIES. The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Fund may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS").

     ADRS, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

     ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.

Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

     SHORT SALES "AGAINST THE BOX." The Fund may sell securities short "against the box." Selling securities short involves selling securities the seller (e.g., the Fund) has borrowed in anticipation of a decline in the market price of such securities. A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


     WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities are approaching the Adviser's growth and price expectations, covered call options (calls) may be written (sold) against such securities. If the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.


     The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

     Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

     WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33-1/3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while borrowings are outstanding.

                             INVESTMENT LIMITATIONS


     The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of: (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.


     Under these limitations, the Fund MAY NOT:

     (1) Purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer;

     (2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation);

     (3) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

     (4) Invest for the purpose of exercising control or management of another issuer;

     (5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

     (6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

     (7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     (8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

     (9) Participate on a joint or joint and several basis in any trading account in securities;

     (10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

     (11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

     (12) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

     (13) Invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 3, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

                              TRUSTEES AND OFFICERS

     BOARD   RESPONSIBILITIES.   Under   the   laws  of  the   Commonwealth   of
Massachusetts, the management and affairs of the Trust are supervised by the Trustees. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.


     OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, who are indicated by an asterisk, as well as its executive officers.

-------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                 TERM OF                                PORTFOLIOS      OTHER
                               POSITION(S)      OFFICE AND                              IN FUND     DIRECTORSHIPS1
                             HELD WITH TRUST    LENGTH OF     PRINCIPAL OCCUPATION(S)   COMPLEX        HELD BY
  NAME, ADDRESS, AND AGE                       TIME SERVED      DURING PAST 5 YEARS      OVERSEEN      TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.          President        Indefinite;     President, Chief              1            None
3100 Tower Boulevard                          Since:          Executive Officer and
Suite 700                                     July 2003       Portfolio Manager with
Durham, NC 27707                                              Oak Value Capital
Age: 43                                                       Management, Inc.; prior
Date of Birth: 05/21/60                                       to July 2003, Executive
                                                              Vice President and
                                                              Portfolio Manager with
                                                              Oak Value Capital
                                                              Management, Inc.

-------------------------------------------------------------------------------------------------------------------
Matthew F. Sauer*            Trustee and      Indefinite;     For more than the past        1            None
3100 Tower Boulevard         Vice President   Since:          five years, Mr. Sauer has
Suite 700                                     February 2002   been Senior Vice
Durham, NC 27707                                              President, Director of
Age: 42                                                       Research and Portfolio
Date of Birth: 10/20/61                                       Manager with Oak Value
                                                              Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey             Vice President   Indefinite;     Managing Director of          1            None
135 Merchant Street                           Since:          Ultimus Fund Solutions,
Suite 230                                     June 2003       LLC and Ultimus Fund
Cincinnati, OH 45246                                          Distributors, LLC;
Age: 46                                                       prior to March 1999,
Date of Birth: 04/08/57                                       President of
                                                              Countrywide Fund
                                                              Services, Inc. (a
                                                              mutual fund services
                                                              company).
-------------------------------------------------------------------------------------------------------------------


                                       8

-------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                 TERM OF                                PORTFOLIOS      OTHER
                               POSITION(S)      OFFICE AND                              IN FUND     DIRECTORSHIPS1
                             HELD WITH TRUST    LENGTH OF     PRINCIPAL OCCUPATION(S)   COMPLEX        HELD BY
  NAME, ADDRESS, AND AGE                       TIME SERVED      DURING PAST 5 YEARS      OVERSEEN      TRUSTEE
-------------------------------------------------------------------------------------------------------------------

Mark J. Seger                   Treasurer     Indefinite;     Managing Director of          1            None
135 Merchant Street                           Since:          Ultimus Fund Solutions,
Suite 230                                     June 2003       LLC and Ultimus Fund
Cincinnati, OH 45246                                          Distributors, LLC;
Age: 41                                                       prior to March 1999,
Date of Birth: 01/04/62                                       First Vice President of
                                                              Countrywide Fund
                                                              Services, Inc.
-------------------------------------------------------------------------------------------------------------------
John F. Splain               Secretary        Indefinite;     Managing Director of          1            None
135 Merchant Street                           Since:          Ultimus Fund Solutions,
Suite 230                                     June 2003       LLC and Ultimus Fund
Cincinnati, OH 45246                                          Distributors, LLC;
Age: 47                                                       prior to March 1999,
Date of Birth:  09/07/56                                      First Vice
                                                              President/Secretary of
                                                              Countrywide Fund
                                                              Services, Inc. and
                                                              affiliated companies.
-------------------------------------------------------------------------------------------------------------------

*  Mr. Sauer may be deemed to be an "interested  person," as defined by the 1940 Act, because of his employment with Oak Value Capital  Management,  Inc., the  investment adviser to the Trust.


1  Represents   directorships  held  in  (1) any  other  investment  companies  registered  under the 1940 Act,
   (2) any company  with a class of  securities registered  pursuant  to Section 12 of  the Securities Exchange
   Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d)
   of the Exchange Act.

     INDEPENDENT  TRUSTEES.  The following table sets forth certain  information about the Trust's
Independent Trustees.

-------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                TERM OF                               PORTFOLIOS        OTHER
                              POSITION(S)      OFFICE AND           PRINCIPAL           IN FUND     DIRECTORSHIPS1
                               HELD WITH       LENGTH OF          OCCUPATION(S)         COMPLEX        HELD BY
  NAME, ADDRESS, AND AGE         TRUST        TIME SERVED      DURING PAST 5 YEARS     OVERSEEN       TRUSTEE
-------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                Trustee      Indefinite;     Managing Director of          1            None
112 Tryon Plaza                              Since:          Brookwood Associates,
Suite 1500                                   May 1995        L.L.C. (an
Charlotte, NC 28284                                          investment
Age: 43                                                       banking firm); prior to
Date of Birth:06/13/60                                       April 1999, Principal
                                                             with NationsBanc
                                                             Montgomery Securities,
                                                             Inc. (an investment
                                                             banking firm).
-------------------------------------------------------------------------------------------------------------------
John M. Day                     Trustee      Indefinite;     For more than the             1            None
5151 Glenwood Avenue                         Since:          past five years, Mr.
Raleigh, NC 27612                            May 1995        Day has been Managing
Age: 49                                                      Partner of Maynard
Date of Birth: 04/28/54                                      Capital Partners (an
                                                             investment firm).
-------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.           Trustee      Indefinite;     For more than the             1            None
1816 Front Street                            Since:          past five years, Mr.
Suite 320                                    May 1995        Jordan has served as
Durham, NC 27705                                             the President of
Age: 57                                                      Practice Management
Date of Birth: 04/17/46                                      Services, Inc. (a
                                                             medical practice
                                                             management firm).
-------------------------------------------------------------------------------------------------------------------


                                       9

-------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.         Trustee      Indefinite;     Founder of Manatt,            1            None
1501 M Street, NW                            Since:          Phelps & Phillips,
Suite 700                                    February 2002   L.L.P. (a law firm);
Washington, D.C.  20005                                      from 1999 to 2001,
Age: 67                                                      U.S. Ambassador to
Date of Birth: 06/9/36                                       the Dominican
                                                             Republic.
-------------------------------------------------------------------------------------------------------------------

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
   Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

     AUDIT COMMITTEE. Messrs. Bryan, Day, Jordan and Manatt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. The Trustees have not appointed a compensation committee or a nominating committee. The Audit Committee meets periodically, as necessary, and met two times during the most recently completed fiscal year.


      TRUSTEE OWNERSHIP OF SHARES OF OAK VALUE FUND AS OF DECEMBER 31, 2002

==========================================================================================================
         (1)                                (2)                                       (3)
==========================================================================================================
  NAME OF TRUSTEE OR     DOLLAR RANGE OF EQUITY SECURITIES AND/OR      AGGREGATE DOLLAR RANGE OF EQUITY
       OFFICER                      SHARES IN THE FUND                  SECURITIES AND/ORSHARES IN ALL
                                                                        REGISTERED INVESTMENT COMPANIES
                                                                        OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                              INVESTMENT COMPANIES
==========================================================================================================
C. Russell Bryan                     $10,001--$50,000                          $10,001--$50,000

==========================================================================================================
John M. Day                             $1--$10,000                               $1--$10,000

==========================================================================================================
Joseph T. Jordan, Jr.                  OVER $100,000                             OVER $100,000

==========================================================================================================
Charles T. Manatt, Esq.                OVER $100,000                           $10,001--$50,000

==========================================================================================================
Matthew F. Sauer                       OVER $100,000                             OVER $100,000

==========================================================================================================

     As of October 1, 2003, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.


                 OWNERSHIP IN THE FUND'S INVESTMENT ADVISER1 OR DISTRIBUTOR2 BY TRUSTEES WHO ARE  NOT
                  INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUND AS OF DECEMBER 31, 2002


=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
C. Russell Bryan              N/A                 N/A                N/A               NONE                 N/A

=========================================================================================================================
John M. Day                   N/A                 N/A                N/A               NONE                 N/A

=========================================================================================================================
Joseph T. Jordan, Jr.         N/A                 N/A                N/A               NONE                 N/A

=========================================================================================================================
Charles T. Manatt, Esq.       N/A                 N/A                N/A               NONE                 N/A

=========================================================================================================================

1    Oak Value Capital Management, Inc.
2    Ultimus Fund Distributors, LLC


RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

     As discussed in the section of this SAI entitled "Investment Adviser" below, the Board's continuance of the investment advisory agreement with Oak Value Capital Management, Inc. (the "Adviser") must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

     Before this year's meeting, held on May 13, 2003, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

     At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

     Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.


     In July 2003, George W. Brumley, III, co-portfolio manager to the Fund and a founding member and controlling shareholder of the Adviser, was tragically killed in an airplane crash. On October 14, 2003, the Adviser repurchased the shares of the Adviser owned by the Estate of George W. Brumley, III (the "Transaction"). The 1940 Act provides in part that an owner of 25% or more of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity. Because Mr. Brumley's ownership in the Adviser was in excess of 25%, the Transaction resulted in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminated the investment advisory agreement between the Trust and the Adviser. Therefore, shareholders of the Fund must approve a new advisory agreement in order for the Adviser to continue as the Fund's investment adviser.

     As a result of the Transaction having occurred prior to shareholder approval of a new investment advisory agreement, the Trust does not have an investment advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act. In order for the Adviser to continue as the Fund's investment manager, the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on October 22, 2003, approved an interim advisory agreement (the "Interim Advisory Agreement") with the Adviser. The Interim Advisory Agreement was approved within 10 days of the termination of the former advisory agreement as required by Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement will terminate upon shareholder approval of a new advisory agreement, unless it sooner terminates according to its terms. The Interim Advisory Agreement is substantially identical in all material respects to the former advisory agreement, except that it has a maximum term of 150 days as required by Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement provides for the same level of compensation to the Adviser as the former advisory agreement. It is anticipated that, following approval of a new advisory agreement by the Board of Trustees, including a majority of the Independent Trustees, shareholders of the Fund will receive a proxy statement soliciting their vote for approval of a new advisory agreement with the Adviser which is identical in all material respects to the former advisory agreement.

     BOARD COMPENSATION. Trustees of the Trust who are not directors, officers or employees of the "Adviser or the Distributor receive from the Trust an annual retainer of $12,000 and a fee of $2,500 for each Board of Trustees meeting of the Trust attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are directors, officers or employees of the Adviser or the Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Independent Trustee from the Trust during the fiscal year ended June 30, 2003.

---------------------------------------------------------------------------------------------------------------------------
                                                          PENSION OR                                        TOTAL
                                                          RETIREMENT                                   COMPENSATION PAID
                                 AGGREGATE             BENEFITS ACCRUED             ESTIMATED            FROM FUND AND
                                COMPENSATION             AS A PART OF             ANNUAL BENEFITS       FUND COMPLEX TO
    NAME OF TRUSTEE               FROM FUND              FUND EXPENSES            UPON RETIREMENT           TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                    $22,000                    -0-                      -0-                  $22,000

---------------------------------------------------------------------------------------------------------------------------
John M. Day                         $19,500                    -0-                      -0-                  $19,500

---------------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.               $22,000                    -0-                      -0-                  $22,000

---------------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.             $22,000                    -0-                      -0-                  $22,000

---------------------------------------------------------------------------------------------------------------------------


                                 CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics ("Code") pursuant to Rule 17j-1 under the 1940 Act. Each Code applies to the personal investing activities of the trustees, directors, officers and certain employees ("access persons") of the Trust, the Adviser or the Distributor, as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Each Code permits access persons to engage in personal securities transactions and otherwise invest in securities, including securities that may be purchased or held by the Fund. Access persons are generally required to obtain approval before engaging in personal securities transactions and to report their personal securities transactions for monitoring purposes. Each Code is on file with the Securities and Exchange Commission ("SEC"), and is available to the public.

                               INVESTMENT ADVISER

     The Adviser supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is dated May 23, 1995 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the

Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


     Compensation of the Adviser is at the annual rate of .90% of the Fund's average daily net assets. For the fiscal years ended June 30, 2003, 2002, and 2001, the Fund paid the Adviser advisory fees of $2,078,807, $2,797,806 and $2,765,899, respectively.

     The Adviser was organized as a North Carolina corporation in 1992. David R. Carr, Jr. and Larry D. Coats, Jr. are considered controlling shareholders of the Adviser. As affiliates of the Adviser, Messrs. Carr and Coats may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.


     The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

     The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

                                  ADMINISTRATOR


     Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, provides administrative services to the Fund pursuant to an Administration Agreement dated June 30, 2003. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of the administrative services, the Fund pays the Administrator a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, .075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month.


         The Administrator also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties, the Fund pays the Administrator a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

     As the Fund's transfer agent, the Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


     Prior to June 30, 2003, BISYS Fund Services Ohio, Inc. (BISYS") provided the Fund with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. BISYS is a wholly-owned indirect subsidiary of The BISYS Group, Inc. For the fiscal year ended June 30, 2003, BISYS received from the Fund administrative fees of $94,702 and accounting and pricing fees of $46,192. For the fiscal year ended June 30, 2002, BISYS received from the Fund administrative fees of $127,457 and accounting and pricing fees of $64,739. For the fiscal year ended June 30, 2001, BISYS received from the Fund administrative fees of $126,004 and accounting and pricing fees of $65,396.


                                   DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement dated June 30, 2003. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days writen notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

     The firm of Deloitte and Touche LLP, 155 East Broad Street Columbus, Ohio 43215, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation.


     Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004, serves as legal counsel to the Trust and passes upon certain legal matters in connection with shares offered by the Trust.

     The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                OTHER FUND COSTS

     The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

     The Fund and the Adviser have arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Adviser, not the Fund, compensates these organizations for their sales-related services based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     It is the  Fund's  practice  to seek the best price and  execution  for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

     The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Fund's common stock portfolio transactions will normally be exchange traded and will be affected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


     During the fiscal years ended June 30, 2003, 2002, and 2001, the total amount of brokerage commissions paid by the Fund was $325,662, $659,075 and $397,772, respectively.

     In managing the Fund, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable price and execution. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser to cause the Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Adviser determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Adviser currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).


     A portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of other clients that it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended June 30, 2003, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $76,662,737 and $144,624, respectively.


     ORDER AGGREGATION AND ALLOCATION POLICY AND PROCEDURES ("AGGREGATION PROCEDURES"). The Adviser has adopted Aggregation Procedures that allow generally for the Adviser to aggregate or "bunch" orders for the purchase or sale of the same security for the accounts of two or more clients (including the Fund) at the same time. The Adviser may bunch orders when it deems it to be appropriate and in the best interest of its clients. The Aggregation Procedures allow the Adviser to seek more favorable executions and/or net prices for aggregated orders. To the extent permitted by, and consistent with, the Aggregation Procedures and applicable SEC guidance, the Adviser also may include orders for accounts of the Adviser's employees in bunched orders. The Adviser will not bunch orders for clients whose investment management agreement with the Adviser would prohibit such aggregation. When a bunched order is filled in its entirety, each client that participates in the order will receive the average price for all of the transactions on the same business day, and commissions or other transaction costs will be shared on a PRO RATA basis. When a bunched order is partially filled, the securities actually purchased or sold by the close of each business day will be allocated, subject to certain exceptions, in a manner that is consistent with the initial pre-allocation or other written statement and that does not consistently advantage or disadvantage particular clients or groups of client accounts, as determined by the Adviser from time to time.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholder's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administratorwill automatically charge the checking account for the amount specified ($100 minimum, once you have invested the minimum initial amount required to open an account) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified on the Account Application). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund at 1-800-622-2474. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redemptions In Writing Required" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment. In addition, automatic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-622-2474, or by writing to:

                               The Oak Value Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Redemptions in Writing Required"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

     The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


     Due to Internal Revenue Service Regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.


     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

     EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption  privileges or postpone the date of payment
(i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

     No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

     Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.


     Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange or on the NASDAQ National Market System will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed-income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed-income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Fund are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                           ADDITIONAL TAX INFORMATION


     TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must
(1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer or of two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or securities of other regulated investment companies).

     While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes. If the Fund fails to qualify as a RIC for any year, all if its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $1,025,302, which expires June 30, 2011. In addition, the Fund had net realized capital losses of $8,574,276 during the period November 1, 2002 through June 30, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending June 30, 2004. The capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

     TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Avoid Tax Withholding" in the Prospectus.


     For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


     SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.


     Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

     The Declaration of Trust of Oak Value Trust currently provides for the issuance of shares of the Fund as the sole series of the Trust. The Trustees are permitted to create additional series, or funds, at any time. The Trust was organized as a Massachusetts business trust pursuant to an

Agreement and Declaration of Trust. Shares of the Fund are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust.

     SHAREHOLDER RIGHTS. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.


     Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

     FUND HISTORY. Prior to October 2002, the Trust was called The Tuscarora Investment Trust. Prior to May 19, 1995, the Fund was a series of Albemarle Investment Trust, another registered investment company.

     PROXY VOTING POLICIES AND PROCEDURES. The Adviser has adopted Proxy Voting and Disclosure Policy and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting and Disclosure Policy and Procedures of the Adviser are attached to this Statement of Additional Information as Appendix B.

     PRINCIPAL HOLDERS OF SECURITIES. As of October 20, 2003, the following were five percent or greater shareholders of the Fund:

--------------------------------------------------------------------------------
                                           SHARE BALANCE           PERCENTAGE
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                 3,580,712.937              39.0%
101 Montgomery Street
San Francisco, California 94104
--------------------------------------------------------------------------------
National Financial Services LLC            1,259,085.876              13.7%
1 World Financial Center
New York, New York 10281
--------------------------------------------------------------------------------


                         CALCULATION OF PERFORMANCE DATA

     CALCULATION OF TOTAL RETURN. The Fund may, from time to time, advertise certain total return and yield information.


     BEFORE-TAX PERFORMANCE. All pre-tax performance advertisements shall include average annual total return quotations. The "average annual total return" of the Fund refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends, and distributions includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV.

     AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of each component of the distributions (that is, the ordinary income rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). State, local or federal alternative minimum tax liabilities are disregarded, as is the effect of phase-outs of certain exemptions, deductions and credits at various income levels. The tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The uniformly calculated average annual total return quotations for the Fund for the periods ended June 30, 2003 are as follows:

--------------------------------------------------------------------------------
                                  1 YEAR          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
OAK VALUE FUND - Return
Before Taxes                       2.65%           0.70%            12.44%
--------------------------------------------------------------------------------
OAK VALUE FUND - Return
After Taxes on Distributions       2.65%           0.28%            11.50%
--------------------------------------------------------------------------------
OAK VALUE FUND - Return
After Taxes on Distributions
and Sale of Fund Shares            1.72%           0.45%            10.57%
--------------------------------------------------------------------------------


     NON-STANDARDIZED RETURN. In addition, the Fund may advertise other total return performance data ("Non-standardized Return"). Non-standardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Non-standardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The Non-standardized Returns of the Fund for each of the past 10 calendar years and since inception, as compared to the performance of the S&P 500 Index for such periods, are as follows:


                                                                                                                         Since
                                                                                                                      Inception*
                  1993*      1994      1995     1996      1997      1998      1999      2000       2001       2002     (through
                                                                                                                        6/30/03)
-----------------------------------------------------------------------------------------------------------------------------------
Oak Value
Fund             22.04%     -1.54%    28.89%   28.99%    37.70%    18.93%    -3.12%    18.17%     -0.47%    -24.34%     234.74%
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500
Index             9.60%      1.32%    37.58%   22.96%    33.36%    28.58%    21.04%    -9.12%    -11.90%    -22.10%     171.88%
-----------------------------------------------------------------------------------------------------------------------------------


* Inception date of the Fund was January 18, 1993.

     COMPUTATION OF YIELD. From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[a-b/cd + 1)6 - 1]

         Where:
         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals such as Forbes, Money, The Wall Street Journal, Business Week, Barron's and Fortune. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


     Investors  may use such  indices in  addition to the Fund's  Prospectus  to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

     The Fund may also disclose from time to time information about IRAs and the benefits of IRAs, including the potential tax deduction and tax-deferred growth. The Fund may also provide examples of the accumulated amounts that would be available in an IRA with specified contributions over a specified amount of time with a specified annual return. For example, a $2,000 IRA contribution each year for 30 years earning a 10% average annual return would be worth approximately $360,000 at the end of 30 years. Such examples will be used for illustration purposes only and will not be indicative of past or future performance of the Fund.

                        FINANCIAL STATEMENTS AND REPORTS


     The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of June 30, 2003, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Fund.


     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      APPENDIX A

                           DESCRIPTION OF BOND RATINGS

     The Fund will normally be invested in equities, although the percentage of its assets fully invested in equities may vary based on market and economic conditions. The Fund may invest a portion of its assets in fixed-income securities, including corporate debt securities and U.S. Government Securities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in money market instruments. When the Fund invests in money market instruments, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. When the Fund invests in fixed-income securities or money market instruments, it will limit itself to debt securities within the rating categories described below or, if unrated, of equivalent quality.

     The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

     The following summarizes the highest three ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. MIG-1 and V-MIG-1 are the highest ratings used by Moody's for short-term notes and variable rate demand obligations. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

     The following summarizes the highest three ratings used by Standard & Poor's Ratings Group ("S&P") for bonds:

     Aaa: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     Aa: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. The rating SP-1 is the highest rating assigned by S&P to short-term notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

DESCRIPTION OF FITCH, INC.'S RATINGS:

     The following summarizes the highest three ratings used by Fitch, Inc. ("Fitch") for bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relating standing within a rating category.

     The following summarizes the highest ratings used by Fitch for short-term notes, variable rate demand instruments and commercial paper:

     F-1+: Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                                                      APPENDIX B

                       OAK VALUE CAPITAL MANAGEMENT, INC.

                 PROXY VOTING AND DISCLOSURE POLICY & PROCEDURES



I.       INTRODUCTION

         Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment
         Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the investment adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments"). Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

         The Advisers Act Amendments require that Oak Value Capital Management, Inc. (the "Adviser") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies where the Adviser has been delegated proxy voting authority. The IC Amendments require that the Oak Value Fund (the "Fund") disclose the policies and procedures used to determine how proxies for its portfolio securities are voted. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes that it cast for portfolio securities.

         This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Adviser and the Fund comply with the requirements of the Advisers Act Amendments and IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.

         Overall, proxy voting will be managed in an effort to act in the best interests of the Adviser's clients including, without limitation, the Fund. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines.


II.      GENERAL POLICY FOR VOTING PROXIES

         The Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Adviser and its portfolio managers (the "Portfolio Manager") are committed to voting corporate proxies in the manner that they reasonably believe serves the best interests of their clients. The Fund has delegated the voting of its proxies to the Adviser, as the Fund's investment adviser.

         The Adviser will vote proxies solely in the interests of its clients. Any material conflict of interest must be addressed in the best interests of its clients. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser reasonably believes it is not to be in the best interests of its clients. The Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, the Adviser believes that it is likely that similar proposals for different companies will, in some cases, receive different votes because of different corporate circumstances.

III.     PROXY VOTING PROCEDURES

         The following details the Adviser's practice regarding the voting of proxies.

          A.   PROCEDURES

               To implement the Adviser's proxy voting policies, the Adviser has developed the following procedures for voting proxies.

                    1.   Reasonable   efforts  will  be  made  to  obtain  proxy
                         materials and to vote in a timely fashion

                    2. Upon receipt of a corporate proxy by the Adviser, the annual report and the proxy are submitted to the Chief Investment Officer or Chief Executive Officer (the "Responsible Party").

                    3. The Responsible Party receiving proxy materials is then responsible for reviewing the proxy proposals and proxy proposal summaries. Following his review and the consideration of what vote he reasonably believes is in the best interests of clients, the Responsible Party will then vote applicable proxies.

                    4. The Adviser will maintain copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in
                         Section VI below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on controversial or particularly sensitive topics, the Responsible Party will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Adviser's files

          B.   PROXY SPECIFIC ISSUES

                  While the Adviser's policy is to review each proxy proposal on its individual merits, please refer to Exhibit A. for specific examples of voting decisions for the types of proposals that are most frequently presented. The Adviser reserves the right to adopt different approaches for different clients.

IV.      MATERIAL CONFLICTS OF INTEREST
         The Adviser recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Proxy Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If a conflict of interest is determined not to be material by the Director of Compliance and one or more members of the Adviser's Board of Directors, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, an independent third party proxy service provider will be engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote).

         If a material conflict is found to exist, written documentation of the conflict (the "Conflict Memo") shall be produced. Specifically, the Conflict Memo should describe:

               o    the proposal to be voted upon;

               o    the nature of the material conflict of interest involved;

               o the independent third party proxy service provider engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote); and

               o    Verification that the Adviser  reasonably  believes that the
                    voting   recommendation  issued  by  the  independent  party
                    appears to be in the best interest of the client;


V.       ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

         On or before August 6, 2003, Rule 206(4)-6 requires the Adviser to disclose in response to any client request how the client can obtain information from the Adviser on how its securities were voted. The Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Adviser. Upon receiving a written request from a client, the Adviser will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires the Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. The Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, the Adviser will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VI.      FUND DISCLOSURE

         A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

                  Beginning with the Fund's next annual update to its Statements of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund will disclose this Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

         B.       DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

                  Beginning after June 30, 2004, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

                  Beginning after June 30, 2004, the Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

                  (i)      The name of the  issuer  of the  portfolio  security;
                  (ii)     The exchange ticker symbol of the portfolio security;
                  (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
                  (iv)     The   shareholder   meeting   date;
                  (v)      A brief identification of the matter voted on;
                  (vi) Whether matter was proposed by the issuer or by a security holder;
                  (vii)    Whether the Fund cast its vote on the matter;
                  (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
                  (ix) Whether the Fund cast its vote for or against management.

                  The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

                  The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect)
                  telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

VII.     RECORDKEEPING

         The Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

                  (i)  A copy of this Policy;
                  (ii) Proxy   Statements,   Annual  Reports,   and  Proposals
                       received regarding client securities;
                  (iii)Records of votes cast on behalf of clients;
                  (iv) Any  documentation  prepared  by  the  Adviser  that  was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot);
                  (v)  Records   of   client   requests    for    proxy   voting
                       information, and
                  (vi) With respect  to  the Fund, a record of each  shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

         The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

         The Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                           This the 1st day of July, 2003


                                           ---------------------------------
                                           David R. Carr, Jr.
                                           President
                                           Oak Value Capital Management, Inc.


                                   EXHIBIT A
                             PROXY SPECIFIC ISSUES
                             ---------------------

Directors, Auditors:      Election of Directors                    Generally,  no  objections  unless  there  is a proxy contest
                                                                   or  if  there  is  some  other  reason   why  Adviser  is not
                                                                   supportive.  Level  of  stock  ownership   by   Directors  in
                                                                   relation   to   their  length   of   term   of  service  is a
                                                                   consideration.

                          Staggered Board                          Generally, not in favor.

                          Election of Auditors                     Generally, no objections  except  if  there  is some question as to the auditor's independence.

Compensation:             Equity Compensation Plans including      Generally, no objections if program is reasonable  under  the
                          Stock Option Plans and  Restricted       circumstances, considering industry, company size  and  prior
                          Stock Plans                              option programs.  Generally,  not  in favor if:  a) currently
                                                                   the   company  has  more than  10% of the  total  outstanding
                                                                   shares  comprised  of granted equity compensation plan shares in stock options, b) a company has a history of granting more than  1% of shares outstanding per year, and/or c) a new plan proposed represents more than 5% dilution to the existing
                                                                   shareholder base.

                          Golden Parachutes                        Generally,  not  in  favor  of  contracts  that  grant  a top executive more than 2.99 times their annual compensation for severance from the company.

Corporate Governance,     Proposals to Lower Barriers to           Generally, in favor  of corporate  actions that are believed
Voting:                   Shareholder Action                       to enhance shareholder rights.

                          Proposals to create or increase          Generally, not in favor
                          Super-Majority Voting Requirement

                          Proposals  to create a Separate Class    Generally, not in favor
                          of Stock with Disparate Voting Rights

                          Proposals  to create or increase         Generally, not in favor
                          Poison Pill Provision

                          Proposals  to create a Cumulative        Generally, not in favor
                          Voting Repeal

                          Proposals to  recognize  Stock  Option   Generally, in favor of proposals that expense stock options.
                          Expense

Social:                   Social Issues                            Generally,  not  in  favor. "Ordinary  business matters" are primarily  the  responsibility  of  management and should be approved solely by the corporation's board of directors.

                                  ANNUAL REPORT
                                  June 30, 2003


                                     [LOGO]
                                 OAK VALUE FUND


                              WWW.OAKVALUEFUND.COM

LETTER TO SHAREHOLDERS                                           August 15, 2003
================================================================================

To Our Shareholders:

The tagline "how do you spell relief?" from an old commercial comes to mind when considering market activity and the Oak Value Fund (the "Fund") performance since our semi-annual letter in December 2002. At that time, we had just closed out the worst calendar year performance since the Fund's inception, and things got somewhat worse as price declines continued in early 2003. So we aren't quite sure how to commit to paper the practically audible collective sigh breathed by investors during the past few months as the situation has improved dramatically. Neither "R-O-L-A-I-D-S" nor "Phew!" quite does it justice, but if you own stocks and haven't been in a coma since last year some time, you probably know what we mean.

All major stock indices recorded double digit positive results in the three months ended in June, as an improved environment for equity prices broadly accompanied the cessation of full scale military activity in Iraq. The Fund fully participated in the market rally that moved stock prices significantly off of their mid-March lows through the end of the June quarter that closed out the Fund's fiscal year. Courtesy of that sizable move upward the Fund posted a mildly positive +2.7% return for the fiscal year ended June 30. This represents the first return to positive trailing twelve month results in over a year, when the bear market's effects significantly impacted returns in mid-late calendar 2002. At this juncture as indicated in the table below, the Fund is ahead of its S&P 500 performance benchmark for all time periods, most importantly for the longer time periods which we believe represent the relevant time horizons for Fund shareholders.

         --------------------------------------------------------------
                             Average Annual Returns
                         for the Periods Ended 6/30/03
         --------------------------------------------------------------
                                                 Oak Value
                                                   Fund         S&P 500

         Three Months                              26.1%          15.4%
         --------------------------------------------------------------
         One Year                                   2.7%           0.3%
         --------------------------------------------------------------
         Three Years                                1.7%         -11.2%
         --------------------------------------------------------------
         Five Years                                 0.7%          -1.6%
         --------------------------------------------------------------
         Ten Years                                 12.4%          10.0%
         --------------------------------------------------------------
         Since Inception                           12.3%          10.0%
         --------------------------------------------------------------
         Inception is 1/18/93. Average annualized return shown for all periods longer than one year.
         --------------------------------------------------------------

The extreme stock price volatility lately experienced (it was especially pronounced since roughly mid-way through calendar 2002) in our view represents prima facie evidence of the distinction between price and value that is inherent in investing. For truly long term investors, dramatic price adjustments like those recently witnessed stand as a testament to the folly of market timing and of taking cues about the value of a business from the behavior of its stock price. Tracking the progress of an operating business is clearly more difficult and subjective than getting a price quote, but accepting the validity of the latter as a reflection of value on any given day (say, in March of 2000 or again in March of this year) can clearly be hazardous to your wealth. In our view, the stock prices recently posted and those of the lows a scant few months ago cannot both be right in reflecting value.

To be sure, our estimates of intrinsic value for the few companies we select for inclusion in the Fund portfolio are not validated by improved sentiment or changing stock prices, especially over such a short time frame. We remain confident that where our analysis is appropriate, value will ultimately be realized. Shifting sentiment and the price changes that often accompany it merely provide a mechanism to measure and periodically monetize those assessments in a portfolio context.

Having said all that, we certainly welcome the recent improvement in portfolio pricing. It sure does feel good to post sizable positive results - the best single quarter in the Fund's now ten year history. The Fund passed the important decade milestone in January of this year at a challenging time in the market. Despite the extreme volatility of the past five years, longer term (ten year and since inception) results are ironically positioned squarely in the range of both our expectations and long term equity market returns, as well as comfortably ahead of the unmanaged benchmark. Our efforts have met our original goals during the Fund's first ten years of operation and, while past performance is no guarantee of future results, we have no plans to vary our method of pursuing that outcome in the future. Our ongoing goal is to invest shareholders' capital in such a way that results both to 1) achieve a reasonable positive absolute return on that capital over a long time horizon (greater than five years) and 2) outperform the broad market, net of fees, over a similar time frame.

With recent results now on the books, "heigh-ho, heigh-ho, it's back to work we go." Our commitment to understanding the value of the underlying businesses of portfolio companies' held by the Fund remains both our focus and the largest determinant of our long term investment success. While on one end of the risk spectrum money market funds currently struggle to eke out a yield sufficient to cover their fees, a large number of stocks remain priced, in our view, at valuations that offer negligible upside and even less downside protection to investors. It is an interesting, and admittedly somewhat stressful, time to be an investor. We are certain that we have not seen the end of significant financial market volatility, and thus remain focused on the select few companies where we find both compelling opportunity and downside protection against erosion of real economic value over time.

The current economic backdrop is characterized by economic activity that remains subdued, sales and profit growth that are hard to find, interest rates which offer investors little return, aggregate market valuations that appear historically lofty (often for low quality businesses), and high stock price volatility. Against that context, we have confidence in the business profile and growth prospects of current Fund portfolio holdings, and in our disciplined approach to identifying new investment opportunities that meet our prospective return and safety criteria. We will provide additional portfolio detail in the Management Discussion and Analysis that follows.

We continue to advise Fund shareholders to maintain both modest return expectations and cautious optimism about the Fund's investment portfolio. While some of the immediate worries about the economy and the geopolitical environment have abated with the end of the formal Iraq conflict, new concerns can be counted on to replace those. Quarterly and calendar-to-date 2003 results are currently well above reasonable long term return expectations. Some of that is the periodic upside we count on to compensate for past periods of sub-par results. However, we also anticipate that some of the recent run of performance will be offset by future below-average or negative interim postings that will move long term results into the more modest range of 8-12% positive return expectations that we believe are reasonable. (We of course provide no guarantees with respect to prospective returns.) On average and over the long term, we expect a commitment to our time-tested investment principles to grow capital, though even that outcome is not a certain endeavor, and certainly not achievable in each and every part of a market cycle.

We'd like to take this opportunity to thank you for your patience and continued support, especially during the times when your Fund account market values likely made that patience a fully taxed virtue. We are appreciative of the commitment from our long term shareholders and hope to reward that patience over time with returns that are both respectable in the absolute and competitive with alternatives. We remain committed to the same business evaluation and stock selection processes that have served our shareholders well over time and welcome any questions or comments you may have. Please feel free to write us at 3100 Tower Boulevard, Suite 700, Durham, NC 27707, or email to info@oakvalue.com.

IMPORTANT POST - JUNE 30, 2003 INFORMATION:

We note with deep sadness an important event that occurred just after the June 30 close of the Fund's fiscal year. As many of you already know, George Brumley, III, co-manager to the Oak Value Fund, and eleven other members of his family were killed on Saturday evening, July 19 in a plane crash in Kenya, Africa. They were traveling on vacation when their charter flight crashed on Mount Kenya.

In light of this significant event, we thought it was important to let you know that there have been and will continue to be experienced hands at the helm of the Fund as we move through and beyond the recent difficult circumstances. David Carr and George shared the co-manager title and responsibilities for the Fund starting back in 1995, not long after the Fund's 1993 launch when David was the sole manager. As a practical matter, David became the sole manager of the Fund as of July 19 for a brief period of time. Subsequently, we recently added Matthew F. Sauer and Larry D. Coats, Jr., two experienced partners at Oak Value Capital Management, Inc. ("Oak Value"), to serve as co-managers of the Fund with David going forward.

Importantly, we aren't breaking any new ground in this regard; the three of us have been working together doing company research and making investment decisions for nearly a decade. Matt is a Senior Vice President and Director of Research, and Larry recently assumed the role of President and CEO at Oak Value and both have been members of Oak Value's Investment Committee for nearly a decade. Matt and Larry are and have been important members of Oak Value's management and investment teams for many years and have a lot to do with the success we have historically achieved. We have had a very effective team approach in place at Oak Value that has been impacting the decisions we have implemented at the Fund for some time. We have worked together as a team under the formal structure of Oak Value's Investment Committee for a significant period of time.

We have prepared a correspondence that provides details about the challenging but manageable process we have followed in making adjustments to our organization to maintain and sustain it in its focus on our clients and Fund shareholders. It is available on the Fund's website at www.oakvaluefund.com, by request from us at 800-680-4199, email at info@oakvalue.com, or via "snail mail" at Oak Value Capital Management, Inc., 3100 Tower Boulevard, Suite 700, Durham, NC 27707.

George was a leader, mentor, good friend and an exceptional person of boundless energy and enthusiasm, and we are shocked and saddened by his sudden passing along with his wife Julia and their family. Those of you that knew George know that he was an outstanding human being and a respected professional. George was a good longtime manager and colleague, but he was first and foremost a very dear friend. He was deeply committed to his family, his business, his clients, and Oak Value Fund shareholders.

While we will miss George from a personal perspective more than any other, we will most certainly miss his contributions to our investment approach. Fortunately, together we developed an investment team that has compiled an impressive track record of performance. We remain committed to the tradition that has generated that record. George was a person of passion and influence, and his spirit of character, integrity, diligence, energy, and enthusiasm and his respect for rational principles of investing underpin our organization. Those traits will continue to define our approach at the Oak Value Fund.


/s/ David R. Carr, Jr.

David R. Carr, Jr., Co-Manager


/s/ Larry D. Coats, Jr.

Larry D. Coats, Jr., Co-Manager


/s/ Matthew F. Sauer

Matthew F. Sauer, Co-Manager

Note: Please see the IMPORTANT INFORMATION section of this report on page 15 for disclosure that applies to both this letter and the Management Discussion and Analysis that follows.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

INTRODUCTION AND PORTFOLIO CONTEXT

2Q 2003 EQUITY RETURNS EASE ON DOWN THE ROAD

All major stock indices recorded positive double digit results in 2003's second calendar quarter, as an improved environment for equity prices moved stocks upward across the spectrum of company size, quality, "style" and trading exchange. The small and mid-cap S&P indices and the Equal Weighted S&P 500 outperformed the conventional S&P 500 index (where larger companies are given more weight) by several percentage points, indicating broad rather than narrow participation in price improvement.

Lingering concerns that had weighed heavily on investor psychology diminished enough to pave the way for a broad rally in stock prices that was as sharp as it was unanticipated. The shift in sentiment was evidenced by the flow of funds back into stock mutual funds. What began as a trickle of a few hundred million dollars in March, after many months of net redemptions, swelled to billions in net purchases in each succeeding month of the second quarter.

The initial success of coalition military activity in Iraq occurred early in the quarter and tilted sentiment to the positive on the geopolitical front for the first time in a good while. Economic indicators remain weak to mixed, though the stimuli of dual interest rate and tax cuts also seem to have buoyed investor expectations for long term improvement in jobs, sales and profits.

As longtime readers know, we are skeptical of the usefulness of judgments or pronouncements about the level of the stock market and even more suspicious of investor sentiment as a predictor of future returns. We observe that while some of the immediate worries about the economy and the geopolitical environment have abated with the end of the formal Iraq conflict, new concerns will arise to replace them in the mind of a mercurial investing populace.

                TOTAL RETURN - THREE MONTHS ENDED JUNE 30, 2003

                                  [BAR CHART]

  26.1%     21.0%     19.9%     18.8%     16.8%     12.2%     15.4%     13.1%
  ---------------------------------------------------------------------------
   Oak      NASDAQ     S&P       S&P/    Lipper     S&P/       S&P       Dow
  Value               Small     Barra    Average   Barra       500      Jones
  Fund               Cap 600    Value      US      Growth
                                         Equity
                                          Fund

PORTFOLIO UPDATE

"OZ NEVER DID GIVE NOTHIN' TO THE TIN MAN THAT HE DIDN'T,  DIDN'T ALREADY HAVE."
- America

We have not implemented dramatic portfolio changes in response to recent market fluctuations in an attempt to sidestep temporary losses, nor have we latched on to recently hot stocks to boost short term performance. The Fund's portfolio turnover was under 30% during its fiscal year ended June 30, 2003 compared to an investment management industry that regularly reports well over 100% on average, and hedge funds, which with their more aggressive strategies and shorter measurement horizons are almost certainly integer multiples of that.

We largely stayed the course with the existing positions we had established, based on our assessment that their underlying businesses were performing well at a time when stock prices were not reflecting their long term value, presenting what we believed to be sizable prospective return opportunities. At various points during the past twelve months, particularly in March 2003, we had publicized our conviction that price levels in the Fund portfolio were planted firmly in irrationally undervalued territory. For some number of months now, we have maintained the view that against an improved context (i.e. a better economy, less skepticism of company financial results, an improved geopolitical situation), the same companies would likely be seen - and valued - differently.

Against the backdrop of just such an improved outlook, the Fund portfolio participated meaningfully in the March-June 2003 stock market rally that moved prices significantly off of their early spring lows. Portfolio performance over that time period lifted the Fund's fiscal year result into positive territory, compensating for the price deterioration that occurred in the summer of 2002 and early 2003. The recent improvement is attributable to more than a rising "market effect," as roughly two thirds of the companies held in the Fund posted quarterly percentage gains that exceeded that of the S&P 500 from March through June, some dramatically so. Viewed from a Business Category perspective, the Fund gained ground in every segment during 2003's second calendar quarter, with all but three portfolio companies posting double digit returns for the quarter. Comcast and Partner Re posted single digit price changes for the quarter and AFLAC was the only portfolio holding to decline.

         --------------------------------------------------------------
                             Average Annual Returns
                         for the Periods Ended 6/30/03
         --------------------------------------------------------------
                                                 Oak Value
                                                   Fund         S&P 500

         Three Months                              26.1%          15.4%
         --------------------------------------------------------------
         One Year                                   2.7%           0.3%
         --------------------------------------------------------------
         Three Years                                1.7%         -11.2%
         --------------------------------------------------------------
         Five Years                                 0.7%          -1.6%
         --------------------------------------------------------------
         Ten Years                                 12.4%          10.0%
         --------------------------------------------------------------
         Since Inception                           12.3%          10.0%
         --------------------------------------------------------------
         Inception is 1/18/93. Average annualized return shown for all periods longer than one year.
         --------------------------------------------------------------

The improvement on both a relative and absolute basis was largely, though not exclusively, generated by positions that had hampered the Fund's performance, particularly during the July to September 2002 period that opened the Fund's just-finished fiscal year ended in

                 -----------------------------------------------
                          BUSINESS CATEGORY ALLOCATIONS

                                  [BAR CHART]
                 -----------------------------------------------

                                          6/30/2003     12/31/2002
                                          ---------     ----------
        Cash & Equivalents                   8.20%         2.00%
        Consumer Related                    10.75%        10.00%
        Diversified                         16.42%        17.00%
        Finance Related                     10.85%        12.00%
        Health Care                          3.51%         9.00%
        Insurance                            8.85%        11.00%
        Marketing Services                   4.04%         4.00%
        Media                               16.46%        17.00%
        Technology                          10.02%         9.00%
        Telecom                             10.90%         9.00%


June. The meeting of expected financial and operating milestones coupled with improved investor confidence helped regain a portion of the previous price declines that occurred in companies such as Charter Communications, Cendant, Constellation Brands, and AOL Time Warner. These were generally the best performers during the June 2003 quarter, resulting from a combination of sizable portfolio commitments and substantial positive price performance. Interpublic Group, Ambac, and Waters also contributed meaningfully to performance in the closing months of the Fund's fiscal year.

Of course we aren't yet in celebratory mode, mindful that we aren't necessarily out of the woods (or is it the enchanted forest?) in terms of stock price volatility. We are encouraged by the return to positive results for the trailing fiscal year, though we recognize that generally, with the exception of shareholder accounts with over five years of history with the Oak Value Fund, price improvement through June has largely been making up for lost ground rather than significantly growing capital, the desired outcome for which we strive. Over longer time horizons, we certainly continue to strive for annualized results that are significantly higher in absolute terms than the barely positive offerings of the past few years of bear market influenced results. We cannot control the market of course, but continue to believe that if we find good businesses and maintain focus on tracking their progress, reasonable returns on capital will be available to those who acquired them with price discipline firmly in mind.

In that regard, it has been satisfying to witness meaningful recent stock price appreciation in several portfolio positions where we had maintained that their ongoing progress and long term business values were inconsistent with quoted stock prices. Particularly for Fund portfolio companies that have spent time in the investor/media "doghouse" for alleged sins that in our view range from substantive but manageable to spurious, stock price behavior in our view from April to June of this year began to more closely track rationality as opposed to negative emotions. Recent price appreciation has helped to mitigate paper losses for several portfolio positions with which we had remained patient.

Overall, the portfolio businesses that have largely improved Fund performance are essentially the same ones that had cost the Fund performance previously. They remain in our view much as they were when their stock prices were significantly lower and investors were avoiding them like the plague. Absent a change in facts and circumstances, they would in our view also be the same if their stock prices retreated to March 2003 levels tomorrow (we're thinking and hoping not, however). What has shifted is how investors feel about these and other companies, and about the world at large, and therefore the price tag they are willing to attach to businesses via recent stock prices. In our opinion, what we had to say in the past about their competitive advantages and compelling investment characteristics is as valid today as when their stock prices were being assailed.

The world is dynamic rather than static of course, and some changes of substance have occurred that arguably have moved individual intrinsic values around some. AOL Time Warner and Interpublic have sold assets, reduced debt, and generally improved their capital structure. Cendant is using its prodigious cash flow to buy back debt and stock. Charter's liquidity position has improved substantively since March. Regardless of what has happened to stock prices along the way, we consider the most important issue to be that these companies maintain healthy underlying businesses that are producing cash to support both existing operations and the balance sheet de-leveraging that has become so popular with investors (and in Charter's case was much needed) in the wake of 2002's credit crunch. Happy as we may be to report it, we don't believe recent stock price appreciation has provided these companies anything that they did not already possess.

PORTFOLIO OUTLOOK

"AS FOR YOU, MY FINE FRIEND, YOU ARE A VICTIM OF DISORGANIZED THINKING. YOU ARE UNDER THE UNFORTUNATE DELUSION THAT SIMPLY BECAUSE YOU RUN AWAY FROM DANGER, YOU HAVE NO COURAGE. YOU'RE CONFUSING COURAGE WITH WISDOM." - Wizard of Oz to the (formerly) Cowardly Lion

Risk cannot be avoided in investing; it must rather be managed, often by selection of which risks to confront or embrace, and which to avoid. It is in this regard that we find relevant insight in the above quote that might otherwise seem unrelated to financial affairs. Sizable price declines in many stocks led many investors to embrace the wisdom of fleeing the scene, i.e., selling stocks as prices fell earlier this year until the outcome "appeared clearer." It required no small measure of conviction to stay the course in a number of portfolio positions given their plunging share prices over the past year.

We read someplace recently that shrewd investors make most of their money in tough markets; they just don't know it at the time. The good news about bear markets is that they typically offer selective but sizable prospective returns for patient investors. Those willing and able to bear the burden of immediate risk in security price, traded off against the chance for long term gains, have often been rewarded handsomely. The bad news is that the wait usually doesn't feel terribly comfortable. While price declines persist, current price quotations can seem painfully real compared to an uncertain outcome.

--------------------------------------------------------------------------------------------------
                                         TOP TEN HOLDINGS
                                        AS OF JUNE 30, 2003
--------------------------------------------------------------------------------------------------
COMPANY                  PRIMARY BUSINESS                                  S&P SECTOR
--------------------------------------------------------------------------------------------------
Ambac Financial Group    Financial Guarantee Insurance                     Financials
--------------------------------------------------------------------------------------------------
AOL Time Warner          Entertainment Media                               Consumer Discretionary
--------------------------------------------------------------------------------------------------
Berkshire Hathaway       Reinsurance and Capital Allocation                Financials
--------------------------------------------------------------------------------------------------
Cendant                  Travel, Hospitality, and Mortgage Finance         Industrials
--------------------------------------------------------------------------------------------------
Charter Communications   Entertainment and Information Services            Consumer Discretionary
--------------------------------------------------------------------------------------------------
Comcast                  Entertainment and Information Services            Consumer Discretionary
--------------------------------------------------------------------------------------------------
Constellation Brands     Wine, Beer & Spirits Production/Distribution      Consumer Staples
--------------------------------------------------------------------------------------------------
Dow Jones                Newspaper Publishing & Information                Consumer Discretionary
--------------------------------------------------------------------------------------------------
E. W. Scripps            Newspaper Publishing & Entertainment              Consumer Discretionary
--------------------------------------------------------------------------------------------------
XL Capital               Property & Casualty Insurance/Reinsurance         Financials
--------------------------------------------------------------------------------------------------

The sizable gulf that we had contended stood between portfolios' quoted market prices and intrinsic value has narrowed substantively in what can fairly be described as a sea change in valuation over the span of a few weeks that closed out the Fund's latest fiscal year. Fortitude has lately been rewarded with sizable portfolio appreciation, though having lived through that time period, we certainly wouldn't call it the "easy money" phase. At times it seemed like the refrain from "If I Only Had A Brain" was an undertone during discussions we held earlier this year about holdings in then much underwater positions.

We currently find ourselves at an interesting juncture. Given the recent gains in the Fund's portfolio, there are clearly fewer and smaller bargains available now than there were this past winter or last summer and fall. Nonetheless, because several portfolio positions entered the recent upswing at extremely depressed stock price levels relative to their intrinsic values, they remain at discounts to our estimates of their value even after sizable percentage gains. Price appreciation alone (from a low base) is no more justification to sell in our view than was the converse three months ago. Though we trimmed a few positions where the price/value gap has narrowed, we are by and large staying the course with current portfolio weightings and have even managed to selectively add to them on interim downside volatility. We did exit one position (Scientific Atlanta, see discussion in the PORTFOLIO ACTIVITY section below) where the short term increase in its stock price moved it inside our estimated range of the intrinsic value of the business, but even there, price change was not the sole motivating factor.

Overall, we remain cautiously optimistic about current portfolio positions, while paying close attention to the business progress that will most influence their ultimate value. We are also working diligently in researching new potential investments, though overall market appreciation has made finding a current entry price a somewhat more challenging exercise. We will continue to build our knowledge about a few select businesses and remain disciplined about the acquisition price discount we consider attractive. Historically, the work of building that knowledge base has proven its eventual value in the form of portfolio actions we ultimately take.

WE WERE JUST THINKING

Far from ignoring the essence of the Wizard's "discretion is the better part of valor" admonition to the lion, we are keeping it planted quite firmly in mind as the investment landscape continues to shift. Sizable positive returns of the past few months are a welcome change, but we all know such short term results can turn on a dime. Few commentators, rightly we think, are prepared to label the most significant concerns of the past few years as "problems solved." Uncertainty about terrorism's cost, varying degrees of political and geopolitical unrest and to some degree economic cyclicality are permanent fixtures of the investment landscape that will ebb and flow as major and minor concerns over time. We definitely aren't in Kansas anymore, in terms of a predictable, familiar societal backdrop, if we ever were there to start with. We certainly don't think all of the risk of equity investing is gone because we've had one good quarter, and the world hasn't magically just gotten better overnight. In spite of a bear market, some investors' irrational exuberance remains, at least judging by anecdotes of nosebleed valuation measures for the NASDAQ Index as a whole, as well as for a handful of technology and other companies.

In our estimation, there are a few important macro level factors that are worth noting and thinking about. The investment landscape remains characterized by a tepid economy, sales and profit growth are difficult for companies to generate, interest rates offer investors little return, and reported market valuations appear historically lofty, often for what are rather low quality businesses. We continue to observe selected (but still persistent and occasionally sizable) examples of asset mis-valuation as well as financial characterizations that are not fully reflective of economic reality but have meaningful implications for equity owners (i.e., stock options and post-retirement liability accounting). The ability of bad management to do serious damage to equity investors is, in our recent observation, worse than we had feared (and we were pretty pessimistic on that front to start with). Finally, we suspect that in the wake of large portfolio losses and shortfalls of both corporate accounting and accountability, investor mistrust is unlikely to fade into the background because of a few short weeks of stock market profits.

Concurrently, we resist the temptation to seek the "safety" of the sidelines as often advised by an ever-fickle media. In the wake of the second quarter's strong returns, a cautionary refrain making the rounds is that "stocks" (so often glibly spoken of in the press as if they were just one giant monolithic index fund entity - doesn't Vanguard just wish!) are overvalued based on high reported aggregate or individual P/E ratios or based on a recent percentage gain being "ahead of itself." We don't care to defend the valuation of the whole stock market, nor even of many of its constituents that are not also portfolio holdings. Many may be overvalued, but we have found that such broad concerns are often grounded in misguided logic, and oversimplifications are often parroted without much scrutiny. As such, they represent "dangers" better faced with knowledge, insight and judgment rather than fled from. To offer just two simple caveats to such trite concerns over P/E ratios, we point out that competing investments (interest rates on fixed income investments) offer their lowest returns in a generation, and that P/E ratios are at their highest at two points - price peaks and earnings troughs.

Additionally, we reiterate that "the market" doesn't much matter. Over time, equity shareholders usually benefit from the progress made by superior businesses, purchased at reasonable prices, and there are nearly always good businesses available to the disciplined investor. Assets purchased between 10 and 15 times their earnings offer "earnings yields" between 6.5% and 10%, with the potential (not a guarantee of course) for growth if the franchise is defensible, often on a tax deferred basis until sale. We think we have found a few such examples over the years and even of late, despite a sharply rising market. Where available, such opportunities currently offer considerable advantage over and above available investment alternatives.

There are of course no guarantees in the investment business. Having solid principles, along with maintaining discipline and diligence in applying them, can mitigate, but not eliminate, risk. We feel comfortable pursuing a strategy of selecting a few businesses that we believe can sustain and grow their value over long periods of time. In the short run, price is influenced by future hopes, current fears, and general unrest. Over the long term, stock prices have shown a history of ultimately tracking and reflecting business value, which is determined by sales and cash production. Timing, opportunity cost, interest rates, inflation, investment structure, management and stewardship of capital, and many other factors all matter. But none is so fundamental or matters as much as the basic building block of cash flow. That's where we will continue to focus our research effort. Our confidence remains that where our analysis is appropriate value will ultimately be realized, despite the periods of interim paper losses caused by price volatility, a market factor which we are reasonably sure has not been banished. Of course that's just our opinion.

PORTFOLIO ACTIVITY

Portfolio activity continued to be relatively muted during the first half of calendar 2003, as summarized in the table below. Including the sole addition of Ross Stores this past calendar quarter, we added four new companies to the Fund portfolio over the twelve months ended in June. For the same period, we eliminated portfolio exposure to eight positions. In the eighteen months since the beginning of 2002, we initiated positions in eight new companies and currently maintain weightings in six of those eight.

Our portfolio actions in the Fund are not of course determined by some grand plan for either number of companies owned, added, or eliminated. We also do not target a specific percentage level of portfolio turnover. Rather, we are motivated to trade opportunistically, reacting to the price-value relationships as they vary over time in the relatively few companies in which we currently or prospectively choose to maintain positions on behalf of the Fund.

During the second quarter 2003, we added one new and eliminated two prior portfolio positions.

                     --------------------------------------
                                  Calendar 2003
                             Purchase / Sale Activity
                     --------------------------------------
                     PURCHASED      Ross Stores
                     --------------------------------------
                     SOLD           Household International
                                    Schering Plough
                                    Scientific Atlanta
                                    Tupperware
                     --------------------------------------

PURCHASES

Occasionally, we find good business niches and attractive valuation in the specialty retail area, and recently added Ross Stores, the second largest off-price specialty retailer in the country, to the Fund portfolio. In our view, continued difficulties for traditional department store retailers, clothing producers' desire for sales volume, and consumers' price-conscious behavior combine to support Ross' niche strategic positioning in offering a broad selection of branded merchandise at value prices. Their current limited geographic footprint presents growth opportunities that when combined with their traditionally attractive store economics represents to us a compelling investment opportunity at a reasonable entry price (roughly ten times expected earnings). We categorize Ross as an undervalued company relative to its reasonable prospects, and expect increased store count plus organic growth to contribute to growing sales and earnings.

SALES

We sold the Fund's position in Schering Plough during 2003's calendar first quarter. The company had experienced several business setbacks during the course of ownership in the Fund, including greater than expected competition for their hepatitis therapy, a disappointing transition of their next generation allergy franchise, a potential slowdown in the roll out of their new cholesterol reducing compound, and management turnover.

One or more of these negative outcomes may have been surmountable; all of them combined to create an adjusted financial and risk profile for the company. In the context of our evaluation of its changing circumstances, we concluded that even the recent price to which Schering Plough's shares had been reduced left us with an inadequate margin of safety to warrant continued capital commitment. When we (occasionally) reach such a conclusion in an evaluation of an existing portfolio business, there has clearly been a change relative to our original investment assumptions and thesis, and we sell.

We also eliminated the Fund's position in Household International in February, as the closing date of its acquisition transaction by HSBC drew nearer. Value may accrue going forward in the combined business, and HSBC is a fine company, but it is not the one we set out to own for shareholders.

We also eliminated positions in both Tupperware and Scientific Atlanta during the second calendar quarter. Tupperware has struggled to generate growth in its sales or earnings, even after allowing for the effects of a slow economy. Shifts to sales channels beyond their traditional direct sales method (retail presence via Target, mall kiosks, and the internet) have not contributed to improved financial results. We have great respect for Tupperware's products and brand name, but have concluded that their challenges in meaningfully growing sales and profits are likely to continue. We also sold the Fund's position in Scientific Atlanta, the cable equipment and set-top box maker. While our optimism for the cable television business remains high, we have come to view the equipment suppliers' strategic placement relative to their large (increasingly concentrated, and becoming more so) cable customers and their competitors/substitutes as a less attractive long term position in the industry value chain. (As many of our shareholders well know, cable companies have been under pressure to deliver on the promise of their business investments by generating cash flow. Their three major costs are programming, equipment, and labor. The suppliers of the first two of those items are likely to get squeezed harder in a consolidated cable landscape, even as the unit volume of digital boxes expands over time. Additionally, integration of box features into new television products remains a longer term risk.) Significant second quarter stock price appreciation provided an opportunity for us to sell Scientific Atlanta positions at prices more reflective of intrinsic value and well above the market-panic-lows of a few short months ago.

FYI

We recently posted our latest thoughts on portfolio holding Berkshire Hathaway on the Fund's website (www.oakvaluefund.com) in the wake of our pilgrimage to the Berkshire annual meeting. We have been receiving favorable feedback about this year's installment (Forget Cars, Storms, Sharks, and Even the `Real Thing,' at Berkshire Hathaway, Cash is King!) from various circles and thank those of you who have given us your comments. We encourage you to read it if you have not yet had the opportunity and we of course welcome your comments.

We began a practice some time ago of publishing a portfolio commentary for the two calendar quarters (March and September) when we do not publish a full annual
(June) or semi-annual (December) Fund report. In order to help reduce Fund expenses, our practice is to deliver these interim portfolio commentaries only as part of another mailing we are already doing. We consider these quarterly summaries to be among our best communication vehicles for sharing our thoughts about portfolio progress, positioning, and activity, and encourage shareholders to read them. Copies of these commentaries can be obtained by calling us at 1-800-622-2474, and are available on our website (www.oakvaluefund.com) in both a current and archived area for older versions. We also make available a portfolio commentary for the June and December time periods (which is substantially similar to information which is ultimately included in the annual and semi-annual reports) via distribution on the website or by calling us.

CONCLUSION

After more than three plus years of a grinding bear market, it could accurately be said that a fair number of companies had stock prices residing this past March in a virtual Munchkinland. As we recall the story of the Wizard of Oz, the journey on the yellow brick road began with great fanfare from that diminutive borough, though a fair number of obstacles remained before a safe return to Kansas. Looking beyond the "feel-good" bounce of the general market rally, we remain committed to the business evaluation and stock selection processes that we believe have served Fund shareholders well over time.

We have confidence in the business profile and growth prospects of current Fund portfolio holdings against a backdrop where economic activity remains subdued and profitability and growth are increasingly difficult for companies to achieve broadly. For several of the portfolio positions most recently driving improved results, we are enthused about price improvement that we believed was a high probability at some point (though it remains far from inevitable). We recognize that in many cases, there is more than a fair share of ground to make up between former low stock prices and our original entry price targets and intrinsic value estimates.

Quarterly and to-date calendar 2003 results are currently well above reasonable long term equity market return expectations. Some of that is the periodic upside we count on to compensate for past periods of sub-par results in a fashion that every equity investor should be prepared for. However, we also anticipate that some of the recent positive performance will be offset by future below-average or negative interim postings that will move long term results into the more modest range of 8-12% positive return expectations that we believe is reasonable and prudent. The purchase of quality businesses - those with some meaningful advantages relative to competitors that enables long term growth - at prices discounted from their long term value, and run by able and honest management for shareholders, remains, in our opinion, a worthwhile investment exercise with opportunities for attractive returns relative to alternative uses of capital. Understanding the value of good businesses, with good management, purchased at attractive prices will, we believe, remain the largest determinant of long term investment success for the Oak Value Fund and its shareholders.

A NOTE OF THANKS...

We at Oak Value would like to take this opportunity to thank you for your patience and continued support, especially during the times when shareholder account values likely made that patience a fully taxed virtue. We are appreciative of the commitment from our long term shareholders and hope to reward that patience over time with returns that are both respectable in the absolute and competitive with alternative uses of capital. Future market environments are likely to challenge us all again, and losses, both paper and real, are certain to remain part and parcel of being an equity investor. Our commitment therefore, remains with the same business evaluation and stock selection processes that have served Fund shareholders well over time and we welcome any questions or comments you may have. We are appreciative of your commitment to those principles as well. Please feel free to get in touch with us
- call, write, or
email. Bonnie Stephens, our Shareholder Relations Manager, will be sure we answer your questions and address your concerns. She can be reached at 800-680-4199, via email at bps@oakvalue.com, or through "snail mail" at 3100 Tower Boulevard, Suite 700, Durham, NC 27707.

As always, thanks for your continued support.

.....AND ONE OF DEEP SADNESS

"AS FOR YOU, MY GALVANIZED FRIEND, YOU WANT A HEART. YOU DON'T KNOW HOW LUCKY YOU ARE NOT TO HAVE ONE. HEARTS WILL NEVER BE PRACTICAL UNTIL THEY CAN BE MADE UNBREAKABLE." - Wizard of Oz to the Tin Man

                                  IN MEMORY OF
                             GEORGE W. BRUMLEY, III
                                   1960-2003

IMPORTANT INFORMATION

Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns (for example calendar quarter or trailing twelve months) are stock price changes only, and reflect neither dividends nor any fees associated with an investment in the Oak Value Fund (the "Fund"). This Management Discussion and the Letter to Shareholders seek to describe the Fund managers' current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Displays detailing a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Fund's holdings on June 30, 2003 or held during the second quarter of 2003.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This Management Discussion and the Letter to Shareholders may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent calendar quarter and year, we use this perspective only because it reflects industry convention. The Fund and its investment adviser do not subscribe to the notion that three-month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Management Discussion and the Letter to Shareholders should be construed as a forecast of overall market movements, either in the short or long term.

Any hyperlinks and/or references to other web sites contained in this material are provided for your convenience and information. We do not assume any responsibility or liability for any information accessed via links to or referenced in third party web sites. The existence of these links and references is not an endorsement, approval or verification by us of any content available on any third party site. In providing access to other web sites, we are not recommending the purchase or sale of the stock issued by any company, nor are we endorsing products or services made available by the sponsor of any third party web site.

Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average Annual Total Returns for the Fund for periods ended 06/30/03: One Year = +2.65%, Five Years = +0.70%, Ten Years = +12.44%, Since
Inception (1/18/93) = +12.26%.

For more information about the Fund, including objectives, strategies, risks, charges and expenses, please obtain a copy of the Fund's prospectus which is available at ww.oakvaluefund.com or by calling 1-800-622-2474.

                        Oak Value Fund is distributed by
                         Ultimus Fund Distributors, LLC

OAK VALUE FUND
PERFORMANCE INFORMATION
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN THE OAK VALUE FUND AND STANDARD & POOR'S 500 INDEX

                                [GRAPH OMITTED]

                                OAK VALUE FUND    S&P 500 INDEX
                                --------------    -------------
                 6/93               10,360            10,452
                 12/93              12,205            10,970
                 6/94               11,818            10,599
                 12/94              12,021            11,115
                 6/95               13,333            13,362
                 12/95              15,487            15,292
                 6/96               17,205            16,836
                 12/96              19,976            18,803
                 6/97               24,019            22,679
                 12/97              27,507            25,076
                 6/98               32,319            29,518
                 12/98              32,713            32,242
                 6/99               34,516            36,238
                 12/99              31,691            39,027
                 6/00               31,787            38,861
                 12/00              37,449            35,473
                 6/01               39,200            33,098
                 12/01              37,273            31,258
                 6/02               32,611            27,144
                 12/02              28,201            24,349
                 6/03               32,311            26,033

                 ----------------------------------------------
                                 OAK VALUE FUND
                         AVERAGE ANNUAL TOTAL RETURNS(A)
                             AS OF JUNE 30, 2003

                  1 Year          5 Years        10 Years
                   2.65%           0.70%          12.44%
                 ----------------------------------------------

           Past performance is not predictive of future performance.

------------------------------------------------------------------------------------------------------------------------------------
                                                      CUMULATIVE TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               YEAR-TO-
                                                                                                                 DATE       SINCE
                                                                                                                 2003     INCEPTION*
           CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR   (AS OF      (AS OF
             1993*     1994      1995      1996      1997      1998      1999      2000      2001      2002   6/30/03)(B)  6/30/03)
------------------------------------------------------------------------------------------------------------------------------------
Oak Value
  Fund      22.04%    -1.54%    28.89%    28.99%    37.70%    18.93%    -3.12%    18.17%    -0.47%   -24.34%    18.70%     234.74%
S&P 500
  Index      9.60%     1.32%    37.58%    22.96%    33.36%    28.58%    21.04%    -9.12%   -11.90%   -22.10%    11.76%     171.88%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                      FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
                                 ONE      THREE     FIVE       TEN      SINCE
                                 YEAR     YEARS     YEARS     YEARS   INCEPTION*
--------------------------------------------------------------------------------
Oak Value Fund .............     2.65%     1.74%     0.70%    12.44%    12.26%
S&P 500 Index ..............     0.25%   -11.20%    -1.61%    10.04%    10.04%
--------------------------------------------------------------------------------

*    Inception date of the Oak Value Fund was January 18, 1993.
(A) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(B)  Not annualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003
================================================================================
ASSETS
Investments in securities:
     At cost ................................................    $  252,874,867
                                                                 ==============
     At market value (Note 1) ...............................    $  284,859,381
Cash ........................................................            67,116
Receivable for capital shares sold ..........................         1,115,637
Dividends receivable ........................................            94,314
                                                                 --------------
     TOTAL ASSETS ...........................................       286,136,448
                                                                 --------------

LIABILITIES
Payable for securities purchased ............................        10,595,831
Payable for capital shares redeemed .........................         2,750,802
Accrued investment advisory fees (Note 3) ...................           184,838
Other accrued expenses ......................................            23,414
                                                                 --------------
     TOTAL LIABILITIES ......................................        13,554,885
                                                                 --------------

NET ASSETS ..................................................    $  272,581,563
                                                                 ==============

Net assets consist of:
Paid-in capital .............................................    $  250,206,663
Accumulated net realized losses from security transactions ..        (9,609,614)
Net unrealized appreciation on investments ..................        31,984,514
                                                                 --------------
Net assets ..................................................    $  272,581,563
                                                                 ==============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ................        10,654,584
                                                                 ==============

Net asset value, offering price and
  redemption price per share (Note 1) .......................    $        25.58
                                                                 ==============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003
================================================================================
INVESTMENT INCOME
     Dividends ..............................................    $    2,358,024
     Interest ...............................................            14,083
                                                                 --------------
          TOTAL INVESTMENT INCOME ...........................         2,372,107
                                                                 --------------

EXPENSES
     Investment advisory fees (Note 3) ......................         2,078,807
     Shareholder services and transfer agent fees (Note 3) ..           407,277
     Professional fees ......................................           136,278
     Trustees' fees and expenses ............................           113,939
     Administration fees (Note 3) ...........................            94,702
     Custodian fees .........................................            77,626
     Fund accounting fees (Note 3) ..........................            46,192
     Insurance expense ......................................            40,345
     Printing fees ..........................................            37,759
     Registration fees ......................................            34,189
     Other expenses .........................................            67,305
                                                                 --------------
          TOTAL EXPENSES ....................................         3,134,419
                                                                 --------------

NET INVESTMENT LOSS .........................................          (762,312)
                                                                 --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized losses from security transactions .........        (8,599,400)
     Net change in unrealized appreciation/
       depreciation on investments ..........................        12,178,162
                                                                 --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ............         3,578,762
                                                                 --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..................    $    2,816,450
                                                                 ==============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                        YEAR               YEAR
                                                                       ENDED              ENDED
                                                                      JUNE 30,           JUNE 30,
                                                                        2003               2002
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment loss ......................................    $     (762,312)    $   (1,123,066)
     Net realized gains (losses) from security transactions ...        (8,599,400)         7,323,048
     Net change in unrealized appreciation/
       depreciation on investments ............................        12,178,162        (64,317,938)
                                                                   --------------     --------------
     Net increase (decrease) in net assets from operations ....         2,816,450        (58,117,956)
                                                                   --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized gains from security transactions .......                --         (7,323,620)
                                                                   --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ................................       101,301,189         91,689,838
     Net asset value of shares issued in reinvestment
       of distributions to shareholders .......................                --          7,148,844
     Cost of shares redeemed ..................................      (111,271,746)      (100,066,353)
                                                                   --------------     --------------
     Net decrease in net assets from capital share transactions        (9,970,557)        (1,227,671)
                                                                   --------------     --------------

NET DECREASE IN NET ASSETS ....................................        (7,154,107)       (66,669,247)

NET ASSETS:
     Beginning of year ........................................       279,735,670        346,404,917
                                                                   --------------     --------------
     End of year ..............................................    $  272,581,563     $  279,735,670
                                                                   ==============     ==============

SUMMARY OF CAPITAL SHARE ACTIVITY:
     Shares sold ..............................................         4,427,573          3,273,670
     Shares issued in reinvestment of distributions
       to shareholders ........................................                --            280,135
     Shares redeemed ..........................................        (5,000,009)        (3,594,574)
                                                                   --------------     --------------
     Net decrease in shares outstanding .......................          (572,436)           (40,769)
     Shares outstanding, beginning of year ....................        11,227,020         11,267,789
                                                                   --------------     --------------
     Shares outstanding, end of year ..........................        10,654,584         11,227,020
                                                                   ==============     ==============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                             YEAR            YEAR            YEAR            YEAR           YEAR
                                            ENDED           ENDED           ENDED           ENDED           ENDED
                                           JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                             2003            2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------
Net asset value beginning of year ....    $    24.92      $    30.74      $    25.13      $    27.96      $    27.04
                                          ----------      ----------      ----------      ----------      ----------

Income from investment operations:
     Net investment income (loss) ....         (0.07)          (0.10)          (0.03)           0.11            0.07
     Net realized and unrealized gains
       (losses) on investments .......          0.73           (5.05)           5.88           (1.48)           1.76
                                          ----------      ----------      ----------      ----------      ----------
Total from investment operations .....          0.66           (5.15)           5.85           (1.37)           1.83
                                          ----------      ----------      ----------      ----------      ----------

Less distributions:
     From net investment income ......            --              --              --           (0.11)          (0.07)
     From net realized gains from
       security transactions .........            --           (0.67)          (0.24)          (1.30)          (0.81)
     In excess of net realized gains .            --              --              --           (0.05)          (0.03)
                                          ----------      ----------      ----------      ----------      ----------
Total distributions ..................            --           (0.67)          (0.24)          (1.46)          (0.91)
                                          ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .......    $    25.58      $    24.92      $    30.74      $    25.13      $    27.96
                                          ==========      ==========      ==========      ==========      ==========

Total return .........................         2.65%         (16.81%)         23.32%          (7.91%)          6.80%
                                          ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ....    $  272,582      $  279,736      $  346,405      $  280,833      $  624,773
                                          ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
  net assets(a) ......................         1.36%           1.23%           1.22%           1.13%           1.10%

Ratio of net investment income
  (loss) to average net assets .......        (0.33%)         (0.36%)         (0.12%)          0.28%           0.27%

Portfolio turnover rate ..............           28%             63%             52%             22%             38%

(a) Absent the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23% and 1.14% for the years ended June 30, 2002, June 30, 2001 and June 30, 2000.

See accompanying notes to financial statements.

OAK VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
================================================================================
   SHARES        COMMON STOCKS -- 92.4%                               VALUE
--------------------------------------------------------------------------------
                 CONSUMER RELATED -- 10.8%
     451,300     Constellation Brands, Inc. - Class A (a) ..     $   14,170,820
     121,575     Ross Stores, Inc. .........................          5,196,116
     250,250     Zale Corp. (a) ............................         10,010,000
                                                                 --------------
                                                                     29,376,936
                                                                 --------------
                 DIVERSIFIED -- 16.5%
         115     Berkshire Hathaway, Inc. - Class A (a) ....          8,337,500
       8,654     Berkshire Hathaway, Inc. - Class B (a) ....         21,029,220
     850,150     Cendant Corp. (a) .........................         15,574,748
                                                                 --------------
                                                                     44,941,468
                                                                 --------------
                 FINANCE RELATED -- 10.6%
     194,725     Ambac Financial Group, Inc. ...............         12,900,531
     209,600     Certegy, Inc. (a) .........................          5,816,400
     388,800     Equifax, Inc. .............................         10,108,800
                                                                 --------------
                                                                     28,825,731
                                                                 --------------
                 HEALTHCARE -- 3.5%
     158,605     Merck & Co., Inc. .........................          9,603,533
                                                                 --------------

                 INSURANCE -- 8.9%
     102,975     AFLAC, Inc. ...............................          3,166,481
     185,000     PartnerRe, Ltd. ...........................          9,455,350
     139,825     XL Capital Ltd. - Class A .................         11,605,475
                                                                 --------------
                                                                     24,227,306
                                                                 --------------
                 MARKETING SERVICES -- 4.0%
     826,125     Interpublic Group Cos., Inc. ..............         11,053,553
                                                                 --------------

                 MEDIA -- 16.8%
     857,425     AOL Time Warner, Inc. (a) .................         13,795,968
     270,125     Dow Jones & Co., Inc. .....................         11,623,479
     128,985     E.W. Scripps Co. (The) - Class A ..........         11,443,549
     460,000     Walt Disney Co. (The) .....................          9,085,000
                                                                 --------------
                                                                     45,947,996
                                                                 --------------
                 TECHNOLOGY -- 10.1%
      76,850     Diebold, Inc. .............................          3,323,763
     333,075     Hewlett-Packard Co. .......................          7,094,497
     480,700     IMS Health, Inc. ..........................          8,647,793
     287,275     Waters Corp. (a) ..........................          8,368,321
                                                                 --------------
                                                                     27,434,374
                                                                 --------------
                 TELECOMMUNICATIONS -- 11.2%
   3,010,125     Charter Communications, Inc. - Class A (a)          11,950,196
     641,975     Comcast Corp. - Class A Special (a) .......         18,508,139
                                                                 --------------
                                                                     30,458,335
                                                                 --------------

                 TOTAL COMMON STOCKS (Cost $219,884,718) ...     $  251,869,232
                                                                 --------------

OAK VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
     PAR         U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.1%           VALUE
--------------------------------------------------------------------------------
$ 24,893,000     Federal Home Loan Bank, discount note,
                   due 7/1/03 (Cost $24,893,000) ...........     $   24,893,000
                                                                 --------------

================================================================================
   SHARES        CASH EQUIVALENTS -- 3.0%                             VALUE
--------------------------------------------------------------------------------
   8,097,149     First American Government Obligations Fund -
                   Class S (Cost $8,097,149) ...............     $    8,097,149
                                                                 --------------

                 TOTAL INVESTMENTS AT VALUE -- 104.5%
                 (Cost $252,874,867) .......................     $  284,859,381

                 LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.5%)    (12,277,818)
                                                                 --------------

                 NET ASSETS -- 100.0% ......................     $  272,581,563
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003
================================================================================

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Oak Value Fund (the "Fund") is a diversified series of shares of Oak Value Trust (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on March 3, 1995. The Fund began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The Fund's investment objective is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. In the event that market quotations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amotized cost value, absent unusual circumstances.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid during the year ended June 30, 2002 was long-term capital gains. There were no distributions during the year ended June 30, 2003.

The following information is computed on a tax basis for each item as of June 30, 2003:

--------------------------------------------------------------------------------
Cost of portfolio investments ..............................     $  252,884,903
                                                                 ==============
Gross unrealized appreciation ..............................     $   54,300,323
Gross unrealized depreciation ..............................        (22,325,845)
                                                                 --------------
Net unrealized appreciation ................................     $   31,974,478
                                                                 --------------
Capital loss carryforwards .................................         (1,025,302)
Post-October losses ........................................         (8,574,276)
                                                                 --------------
Total distributable earnings ...............................     $   22,374,900
                                                                 ==============
--------------------------------------------------------------------------------

As of June 30, 2003, the Fund had a capital loss carryforward of $1,025,302 which expires June 30, 2011. In addition, the Fund had net realized capital losses of $8,574,276 during the period November 1, 2002 through June 30, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending June 30, 2004. The capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

RECLASSIFICATION OF CAPITAL ACCOUNTS - For the year ended June 30, 2003, the Fund reclassified its net investment loss of $762,312 against paid-in-capital on the Statement of Assets and Liabilities. This reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended June 30, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $64,345,485 and $80,862,085, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Fund's  investments are managed by Oak Value Capital  Management,  Inc. (the
"Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC, the Fund's administrator, transfer agent and fund accounting services agent. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING AGREEMENTS -- During the year ended June 30, 2003, BISYS Fund Services Ohio, Inc. (BISYS) served as the administrator, transfer agent and fund accounting services agent for the Trust.

Under the terms of the Administration Agreement with the Trust, BISYS supplied non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervised the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS received a monthly fee based on the Fund's average daily net assets. Accordingly, during the year ended June 30, 2003, BISYS was paid $94,702 for administrative services.

Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintained the records of each shareholder's account, answered shareholders' inquiries concerning their accounts, processed purchases and redemptions of the Fund's shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, BISYS received a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund reimbursed BISYS for out-of-pocket expenses including, but not limited to, postage and supplies. Accordingly, during the year ended June 30, 2003, BISYS was paid $201,244 for transfer agent fees.

Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculated the daily net asset value per share and maintained the financial books and records of the Fund. For these services, BISYS received a monthly fee based on the Fund's average daily net assets. In addition, the Fund paid certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities. Accordingly, during the year ended June 30, 2003, BISYS was paid $46,192 for fund accounting services.

Effective July 1, 2003, the Administration, Transfer Agency, and Fund Accounting Agreements with BISYS were terminated and similar agreements were entered into with Ultimus Fund Solutions, LLC.

4.   BANK LINE OF CREDIT

The Fund has an unsecured $25,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended June 30, 2003, the Fund had no outstanding borrowings under the line of credit.

INDEPENDENT AUDITORS' REPORT
================================================================================

To the Shareholders and Board of Trustees of the Oak Value Fund of the Oak Value Trust:

We have audited the accompanying statement of assets and liabilities of the Oak Value Fund, (the "Fund"), a series of the Oak Value Trust, including the schedule of investments, as of June 30, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended June 30, 2001, June 30, 2000, and June 30, 1999 were audited by other auditors whose report, dated August 3, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund as of June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Columbus, Ohio
August 8, 2003

TRUSTEES AND OFFICERS
================================================================================
OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                             Term of                                        Portfolios      Other
                           Position(s)     Office; Term                                      in Fund     Directorships1
                           Held with        Served in         Principal Occupation(s)        Complex        Held by
Name, Address, and Age       Trust            Office            During Past 5 Years          Overseen       Trustee
-----------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*       President        Indefinite;       For more than the past five        1            None
3100 Tower Blvd.                            Since:            years, Mr. Coats has been
Suite. 700                                  July 2003         Executive Vice President
Durham, NC 27707                                              and Portfolio Manager with
Age: 43                                                       Oak Value Capital
                                                              Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Matthew F. Sauer*          Trustee and      Indefinite;       For more than the past five        1            None
3100 Tower Blvd.           Vice President   Since:            years, Mr. Sauer has been
Suite 700                                   February 2002     Senior Vice President, Director
Durham, NC 27707                                              of Research and Portfolio
Age: 41                                                       Manager with Oak Value
                                                              Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey           Vice President   Indefinite;       Managing Director of Ultimus       1            None
135 Merchant Street                         Since:            Fund Solutions, LLC and
Suite 230                                   July 2003         Ultimus Fund Distributors,
Cincinnati, OH 45246                                          LLC; prior to March 1999,
Age: 46                                                       President of Countrywide
                                                              Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Mark J. Seger              Treasurer        Indefinite;       Managing Director of Ultimus       1            None
135 Merchant Street                         Since:            Fund Solutions, LLC and
Suite 230                                   July 2003         Ultimus Fund Distributors,
Cincinnati, OH 45246                                          LLC; prior to March 1999, First
Age: 41                                                       Vice President of Countrywide
                                                              Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
John F. Splain             Secretary        Indefinite;       Managing Director of Ultimus       1            None
135 Merchant Street                         Since:            Fund Solutions, LLC and
Suite 230                                   July 2003         Ultimus Fund Distributors,
Cincinnati, OH 45246                                          LLC; prior to March 1999, First
Age: 46                                                       Vice President and Secretary
                                                              of Countrywide Fund
                                                              Services, Inc. and affiliated
                                                              companies.
-----------------------------------------------------------------------------------------------------------------------

* Messrs. Coats and Sauer may each be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
   Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                             Term of                                        Portfolios      Other
                           Position(s)     Office; Term                                      in Fund     Directorships1
                           Held with        Served in         Principal Occupation(s)        Complex        Held by
Name, Address, and Age       Trust            Office            During Past 5 Years          Overseen       Trustee
-----------------------------------------------------------------------------------------------------------------------
C. Russell Bryan           Trustee          Indefinite;       Director of Brookwood              1            None
112 Tryon Plaza                             Since:            Associates, L.L.C. (an invest-
Suite 1500                                  May 1995          ment banking firm); prior to
Charlotte, NC 28284                                           April 1999, Principal with
Age: 43                                                       NationsBanc Montgomery
                                                              Securities, Inc. (an investment
                                                              banking firm).
-----------------------------------------------------------------------------------------------------------------------
John M. Day                Trustee          Indefinite;       For more than the past five        1            None
5151 Glenwood Ave.                          Since:            years, Mr. Day has been
Raleigh, NC 27612                           May 1995          Managing Partner, Maynard
Age: 49                                                       Capital Partners (an
                                                              investment firm).
-----------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.      Trustee          Indefinite;       For more than the past five        1            None
1816 Front Street                           Since:            years, Mr. Jordan has served
Suite 320                                   May 1995          as the President of Practice
Durham, NC 27705                                              Management Services, Inc. (a
Age: 57                                                       medical practice management
                                                              firm).
-----------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.    Trustee          Indefinite;       Founder, Manatt, Phelps &          1            None
1501 M Street, NW                           Since:            Phillips, L.L.P. (a law firm);
Suite 700                                   February 2002     from 1999-2001, served as
Washington, DC 20005                                          U.S. Ambassador to the
Age: 67                                                       Dominican Republic.
-----------------------------------------------------------------------------------------------------------------------

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
   Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Trust's directors and officers. To obtain a copy of the SAI, without charge, call (800) 622-2474.

                              OAK VALUE FUND

                              INVESTMENT ADVISER
                              Oak Value Capital Management, Inc.
                              3100 Tower Boulevard, Suite 700
                              Durham, North Carolina 27707
                              1-800-680-4199
                              www.oakvaluefund.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              135 Merchant Street, Suite 230
                              Cincinnati, Ohio 45246

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                              155 East Broad Street
                              Columbus, Ohio 43215

                              CUSTODIAN
                              U.S. Bank, N.A.
                              425 Walnut Street
                              Cincinnati, OH 45202

                              BOARD OF TRUSTEES
                              C. Russell Bryan
                              John M. Day
                              Joseph T. Jordan, Jr.
                              Charles T. Manatt
                              Matthew F. Sauer

                              OFFICERS
                              Larry D. Coats, Jr., President
                              Matthew F. Sauer, Vice President
                              Robert G. Dorsey, Vice President
                              Mark J. Seger, Treasurer
                              John F. Splain, Secretary

This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-622-2474, or on the Securities and Exchange Commission's website at http://sec.gov.

PART C.  OTHER INFORMATION
         -----------------

Item 23. EXHIBITS
-------  --------


     (a)  (i)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference   to   Registrant's   Post-Effective  Amendment   No. 2
               filed on November 1, 1996
          (ii) Amendment to Agreement  and  Declaration  of  Trust--Incorporated
               herein by reference to Registrant's  Post-Effective Amendment No.
               9 filed on October 28, 2002

     (b)  Bylaws--Incorporated    herein   by    reference    to    Registrant's
          Post-Effective Amendment No. 2 filed on November 1, 1996

     (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws


     (d) Investment Advisory Agreement with Oak Value Capital Management, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on November 1, 1996


     (e) (i) Distribution Agreement with Ultimus Fund Distributors, LLC--Filed herewith

          (ii) Sub-Distribution Agreement with Ultimus Fund Distributors, LLC and Quasar Distributors, LLC--Filed herewith


     (f)  Inapplicable


     (g) Custody Agreement with US Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on October 28, 2002

     (h) (i) Administration Agreement with Ultimus Fund Solutions, LLC--Filed herewith

          (ii) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Filed herewith

          (iii)Fund   Accounting   Agreement   with  Ultimus   Fund   Solutions,
               LLC--Filed herewith


          (iv) License   Agreement   with   Oak   Value   Capital    Management,
               Inc.--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 2 filed on November 1, 1996

     (i)  Opinion and Consent of Morgan, Lewis & Bockius--Filed herewith

     (j)  Consent of Deloitte & Touche LLP--Filed herewith

     (k)  Inapplicable

     (l)  Inapplicable

     (m)  Inapplicable

     (n)  Inapplicable


     (o)  Inapplicable


     (p) (i) Code of Ethics--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 filed on October 26, 2001

          (ii) Code   of    Ethics   of   Oak    Value    Capital    Management,
               Inc.--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 8 filed on October 26, 2001


          (iii) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith



Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------  -------------------------------------------------------------

     No person is directly or indirectly controlled by or under common control with the Registrant.


Item 25. INDEMNIFICATION

     Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office

               (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct").

               A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are either "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any Covered Person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (i) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

     The Investment Advisory Agreement with Oak Value Capital Management, Inc. (the "Adviser") provides for indemnification of the Adviser as follows:

               "Subject to the limitations set forth in this Section 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Adviser is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such
               Trustees  being  referred  to  hereinafter  as  the  "Independent
               Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding; provided, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
               Section 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Adviser referred to in this Section 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification if the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Section 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Section 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by the Section 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due to it hereunder, or employ independent legal counsel for that purpose."


         The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.


         The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
-------   --------------------------------------------------------

         The Adviser was organized in 1992 and has assets under management in excess of $1.3 billion. In addition to providing investment advisory services to the Registrant, the Adviser provides investment advisory services to individual and institutional accounts.


         The directors and officers of the Adviser set forth below have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years:


          David R. Carr, Jr.--Chairman, Director and Chief Investment Officer of the Adviser since January 1992

          Larry D. Coats, Jr.--President, Chief Executive Officer and Director of the Adviser; joined the Adviser in January 1994

          Matthew  F.  Sauer--Senior  Vice  President,   Director  of  Research,
          Assistant Treasurer, Assistant Secretary and Director of the Adviser; joined the Adviser in December 1992

          Margaret C. Landis--Vice President, Secretary, Treasurer, Director of Compliance and Director of the Adviser since January 1992


Item 27.  PRINCIPAL UNDERWRITERS
-------   ----------------------


          (a) Ultimus Fund Distributors, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following other investment companies: Hussman Investment Trust, UC Investment Trust, Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Profit Funds Investment Trust, The Arbitrage Funds and The GKM Funds.

                                    Position with          Position with
          (b)  Name                 Distributor            Registrant
               ----                 -----------            ----------
               Robert G. Dorsey     President/Managing     Vice President
                                    Director

               John F. Splain       Secretary/Managing     Secretary
                                    Director

               Mark J. Seger        Treasurer/Managing     Treasurer
                                    Director

               Theresa A. Bridge    Vice President         Assistant Treasurer

               Wade R. Bridge       Vice President         Assistant Secretary

               Steven F. Nienhaus   Vice President         None

               The address of all of the above-named persons is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

          (c)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
-------   --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3100 Tower Boulevard, Suite 700, Durham North Carolina 27707, as well as at the office of the Registrant's administrator, Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.


Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
-------   -------------------------------------------------
          Inapplicable

Item 30.  UNDERTAKINGS
-------   ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Durham and State of North Carolina, on the 28th day of October, 2003.


                                 OAK VALUE TRUST

                                 By: /s/ Larry D, Coats, Jr.
                                     --------------------------------
                                     Larry D. Coats, Jr.
                                     President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                    Date
---------                           -----                    ----

/s/ Larry D. Coats, Jr.             President                October 28, 2003
-------------------------
Larry D. Coats, Jr.


/s/ Mark J. Seger                   Treasurer                October 28, 2003
-------------------------
Mark J. Seger

         *                          Trustee
-------------------------
John M. Day

         *                          Trustee                  /s/ John F. Splain
-------------------------
Joseph T. Jordan, Jr.                                        -------------------
                                                             John F. Splain
                                                             Attorney-in-fact*
         *                          Trustee                  October 28, 2003
-------------------------
Charles T. Manatt

         *                          Vice President
-------------------------           and Trustee
Matthew F. Sauer

                                INDEX TO EXHIBITS
                                -----------------



     23 (e)(i)   Distribution Agreement with Ultimus Fund Distributors, LLC

     23 (e)(ii)  Sub-Distribution Agreement with Ultimus Fund Distributors,  LLC and Quasar Distributors, LLC

     23 (h)(i)   Administration Agreement with Ultimus Fund Solutions, LLC

     23 (h)(ii)  Transfer Agent and Shareholder  Services Agreement with Ultimus
                 Fund Solutions, LLC

     23 (h)(iii) Fund Accounting Agreement with Ultimus Fund Solutions, LLC

     23 (i)      Opinion and consent of Morgan, Lewis & Bockius LP

     23 (j)      Consent of Deloitte & Touche LLP

     23 (p)(iii) Code of Ethics of Ultimus Fund Distributors, LLC